GUARANTY

     This Guaranty ("Guaranty") is made as of December 11, 1998, by Servico, Inc. ("Servico"), a Florida corporation, Lodgian, Inc. ("Lodgian"), a Delaware corporation, Servico Operations Corporation, a Florida corporation, Sharon Motel Enterprises, Inc., a Pennsylvania corporation, KDS Corporation, a Nevada corporation, AMIOP Acquisition Corp., a Delaware corporation, Servico Acquisition Corp., a Florida corporation, and Palm Beach Motel Enterprises, Inc., a Florida corporation, (collectively, together with their respective successors and assigns, each, a "Guarantor" and together, the "Guarantors"), each having an address c/o Lodgian, Inc., 3445 Peachtree Road, N.E., Two Live Oak Center, Suite 700, Atlanta, Georgia 30326, in favor of Secore Financial Corporation ("Secore"), a Pennsylvania corporation, having an address at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, as lender under that certain Loan Agreement dated as of the date hereof (as the same may amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among the borrowers and guarantors that are a party thereto (each, a "Borrower" and together, the "Borrowers"), and Secore (Secore, individually and as agent for one or more Co-Lenders, together with any and all successors and assigns, hereinafter referred to as "Lender").


                                    RECITALS


     A. Pursuant to the terms of the Loan Agreement, as a condition to the making of the Loan in the principal amount of $265,000,000.00 pursuant to the terms of the Loan Agreement to the Borrowers by Lender, the Guarantors are required to guarantee the payment of the Loan to the Lender, as set forth herein.

     B. Lodgian is the owner of 100% of all issued and outstanding shares of Servico, and Servico is the direct or indirect owner of 100% of all issued and outstanding shares of each Borrower that is a corporation, and is the direct or indirect owner of 100% of all partnership interests in each Borrower that is a partnership except for Servico Centre Associates, Ltd., in which Servico owns, directly or indirectly, 100% of the general partnership interests therein.

     C. The Guarantors will derive substantial benefit from the Lender's making of the Loan to the Borrowers and the extension to the Borrowers of the credit provided under the Loan Agreement.

     NOW, THEREFORE, in order to induce the Lender to execute the Loan Agreement, close and fund the Loan, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Guarantors, jointly and severally, hereby represent, warrant, covenant and agree as follows:

     1. Definitions and Construction. The following terms, as used in this Guaranty, shall have the following meanings:


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          (a) Definitions.

          "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as assets of a company conducting a business the same as or similar to that of such Person, including, without limitation, all real property and personal property, Capital Stock, and, with respect to the Borrower, the Properties.

          "Asset Sale" shall mean any Disposition of Assets or series of related Dispositions of Assets which yields gross proceeds to any Guarantor, any Borrower or any of their respective Subsidiaries or any other entity which any Guarantor or Subsidiary thereof owns an interest (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $50,000.00.

          "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

          "Borrower" and "Borrowers" shall have the meaning set forth in the preamble to this Guaranty.

          "Capital Expenditures" shall mean, for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and, for the purposes of this Guaranty, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing. "Cash Equivalents" shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; or
(g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "Closing Date" shall mean the date hereof.

          "Collateral" shall mean the Properties and the shares and partnership interests pledged pursuant to and described in the Pledge Agreement.

          "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Bankruptcy Code.

          "Consolidated EBITDA" shall mean, with respect to any Person, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d)
amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (f) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis.

          "Consolidated Fixed Charge Coverage Ratio" shall mean, with respect to any Person, for the twelve (12) month period immediately preceding the date of calculation, the ratio of (a) Consolidated EBITDA for such period (calculated on a pro forma basis acceptable to Lender for properties owned by such Person for less than twelve (12) months at the time of calculation), including minimum management fees equal to 4% of gross income of each property owned by such Person, minimum FF&E reserves of 5% of gross income of each property owned by such Person and minimum franchisee fees of 4% of gross room revenues (exclusive of the franchisee's share of the cost of registration and advertising systems) of each hospitality property owned by such Person, to (b) Consolidated Fixed Charges for such period, provided that if the date of calculation is less than twelve (12) months from the date hereof, Consolidated Fixed Charges shall be calculated on an annualized basis on the basis of the period from the date hereof to the date of calculation.

          "Consolidated Fixed Charges" shall mean, with respect to any Person, for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period, (b) provision for cash income taxes made by such Person on a consolidated basis in respect of such period, (c) dividends on preferred stock of such Person and (d) scheduled payments made during such period on account of principal of Indebtedness of such Person or any of its Subsidiaries (including scheduled principal payments in respect of the Loan) but excluding a scheduled payment of principal which is payable in a single installment at the final maturity of such Indebtedness.

          "Consolidated Interest Coverage Ratio" shall mean, with respect to any Person, for the twelve (12) month period immediately preceding the date of calculation, the ratio of (a) Consolidated EBITDA for such period (calculated on a pro forma basis acceptable to Lender for properties owned by such Person for less than twelve (12) months at the time of calculation), minus minimum management fees equal to 4% of gross income of each property owned by such Person, minimum FF&E reserves of 5% of gross income of each property owned by such Person and minimum franchisee fees of 4% of gross room revenues (exclusive of the franchisee's share of the cost of registration and advertising systems) of each hospitality property owned by such Person, to (b) Consolidated Interest Expense for such period, provided that if the date of calculation is less than twelve (12) months from the date hereof, Consolidated Interest Expense shall be calculated on an annualized basis on the basis of the period from the date hereof to the date of calculation.

          "Consolidated Interest Expense" shall mean, with respect to any Person, for any period, total interest expense (including that attributable to Capital Lease Obligations and all accrued interest on construction financing during the related construction period) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, but excluding Exit Fees, as provided in the Note, commitment fees and the amortization of deferred loan costs in connection with mortgage loans which are treated as an interest expense under GAAP).

          "Consolidated Lease Expense" shall mean, with respect to any Person, for any period, the aggregate amount of fixed and contingent rentals payable by such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, for such period with respect to leases of real and personal property; provided, that payments in respect of Capital Lease Obligations shall not constitute Consolidated Lease Expense.

          "Consolidated  Leverage  Ratio" for any Person shall mean the ratio of
(a) the Consolidated Total Debt of such Person at the time of calculation to (b) Consolidated EBITDA for such period (calculated on a pro forma basis acceptable to Lender for properties owned for less than twelve (12) months at the time of calculation) of each property owned by such Person.

          "Consolidated Net Income" shall mean, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any other Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries, (b) the income (or deficit) of any other Person (other than a Subsidiary of such Person) in which such Person or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by such Person or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

          "Consolidated Net Worth" shall mean, with respect to any Person, at any date, all amounts which would, in conformity with GAAP, be included on a consolidated balance sheet of such Person and its Subsidiaries under stockholders' equity at such date, plus 75% of retained earnings and 75% of the net proceeds (after payment of underwriting and placement fees and other expenses directly related to such equity offerings) received from all subsequent equity offerings of such Person.

          "Consolidated Total Debt": shall mean, for any Person at any date, the aggregate principal amount of all Indebtedness of such Person and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided, however, that with respect to Lodgian, the Crests shall be excluded from the calculation of Consolidated Total Debt.

          "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

          "CRESTS" shall mean those certain 7% Convertible Junior Subordinated Debentures due 2010 (the "Subordinated Debentures") in the amount of $175,000,000.00 issued by Servico in June, 1998, together with the Convertible Redeemable Equity Structured Trust Securities issued by Lodgian Capital Trust I on June 17, 1998, which evidence an ownership interest in the Subordinated Debentures.

          "Dedham Construction Loan" shall mean the $5,575,000 construction loan previously made by BankBoston, N.A. to the Dedham Subsidiary relating to the Residence Inn located in Dedham, Massachusetts.

          "Dedham Subsidiary" shall mean Dedham Lodging Associates I, Limited Partnership, a Georgia limited partnership and a Subsidiary of Impac.

          "Default" shall mean any event, act or condition which shall have occurred and which, with the giving of notice of lapse of time, or both, would constitute an Event of Default.

          "Disposition" shall mean, with respect to any Asset, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; the terms "Dispose" and "Disposed of" shall have correlative meanings.

          "Environmental Permits" shall mean any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization required under any Environmental Law.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "European Joint Venture" shall mean SLB Holdings, L.P., a Delaware limited partnership, as more fully described on Schedule 4(q).

          "Event of Default" shall mean the occurrence of any of the following:

          (a) the failure of any Guarantor to pay any of the Guaranteed Obligations or any other amount payable under this Guaranty on demand; or

          (b) if any representation or warranty made or deemed made by any Guarantor in this Guaranty or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Guaranty shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          (c) any default in the observance or performance of any covenant or agreement contained in this Guaranty (other than as provided in paragraphs (a), (b) and (d) through (h) of this definition), and such default shall continue unremedied for a period of (i) 10 days with respect to covenants and agreements contained in Section 7(d)(i), 7(g)(i), (iii) and (iv) and Section 8, and (ii) 30 days with respect to other covenants and agreements contained herein; or

          (d) if any Guarantor, any Borrower or any of their respective Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto and such default is not cured within any applicable grace or cure period; or
(ii)  default in making any  payment of any  interest  on any such  Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or
(iii) of this paragraph (d) with respect to Non-Recourse Indebtedness shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and
(iii) of this paragraph (d) shall have occurred and be continuing with respect to such Non-Recourse Indebtedness the outstanding principal amount of which exceeds in the aggregate $5,000,000.00 and provided further that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (d) with respect to Recourse Indebtedness which is not Recourse Financing and the payment of which is subject to a bona fide dispute, shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (d) shall have occurred and be continuing with respect to such Recourse Indebtedness the outstanding principal amount of which exceeds in the aggregate $1,000,000.00; and provided further that if any default, event or condition of the type


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described  in  clauses  (i),  (ii) or  (iii)  of  this  paragraph  (d) has  been unconditionally waived, in writing, it shall not be an Event of Default; or

          (e) if (i) any Guarantor, any Borrower or any of their respective Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Guarantor, any Borrower or any of their respective Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Guarantor, any Borrower or any of their respective Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or (iii) there shall be commenced against any Guarantor, any Borrower or any of their respective Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or (iv) any Guarantor, any Borrower or any of their respective Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Guarantor, any Borrower or any of their respective Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (f) if any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan with respect to which no statutory or regulatory exemption exists and applies to such transaction, (ii) any "accumulated funding deficiency" (as defined in
Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Guarantor, any Borrower or any Commonly Controlled Entity, (iii) a Reportable
Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Guarantor, any Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Lender, reasonably be expected to have a Material Adverse Effect; or

          (g) One or more judgments or decrees shall be entered against any Guarantor, any Borrower or any of their respective Subsidiaries involving for the Guarantors, the Borrowers or their respective Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $5,000,000.00 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (h) an "Event of Default" as defined in the Loan Agreement.

          "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

          "Franchise Agreement" shall mean with respect to any Guarantor, any Borrower or their respective Subsidiaries, a management agreement, franchise agreement or similar agreement pursuant to which such Person has the right to operate a hotel located on each real property Asset under a brand name and/or hotel system.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, except that for purposes of Section 8(a), GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 4(g).

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation" shall mean, as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Asset constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "Guaranteed Obligations" shall have the meaning set forth in paragraph 2(a) below.

          "Guarantor" and "Guarantors" shall have the meaning set forth in the preamble to this Guaranty.

          "Guaranty" shall mean this Guaranty.

          "Hedge Agreements" shall mean, with respect to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Impac" shall mean Impac Hotel Group, LLC, a Georgia limited liability company, a Wholly-Owned Subsidiary of Lodgian.

          "Impac I" shall mean Impac Hotels I, L.L.C., a Georgia limited liability company and a Subsidiary of Impac.

          "Impac I Lender" shall mean Nomura Depositor Trust ST I, Commercial Mortgage Pass-through Certificates, Series 1998-ST I, acting through LaSalle National Bank, as Trustee, as assignee of Nomura Asset Capital Corporation, together with its successors and assigns.

          "Impac I Loan" shall mean the $132,459,000.00 mortgage loan made by the Impac I Lender to Impac I pursuant to the Impac I Loan Agreement.

          "Impac I Loan Agreement" shall mean that certain Loan Agreement dated as of March 12, 1997, by and between Impac I and the Impac I Lender, as amended, extended, renewed or restated from time to time.

          "Impac II" shall mean Impac Hotels II, L.L.C., a Georgia limited liability company and a Subsidiary of Impac.

          "Impac II Lender" shall mean The Capital Company of America LLC, as assignee of Nomura Asset Capital Corporation, together with its successors and assigns.

          "Impac II Loan" shall mean the mortgage loan facility in the maximum principal amount of $163,500,000.00 from the Impac II Lender to Impac II pursuant to the Impac II Loan Agreement.

          "Impac II Loan Agreement" shall mean that certain Loan Agreement dated as of March 12, 1997, by and between Impac II and the Impac II Lender, as amended, extended, renewed or restated from time to time.

          "Impac III" shall mean Impac Hotels III, L.L.C., a Georgia limited liability company and a Subsidiary of Impac.

          "Impac III Lender" shall mean The Capital Company of America LLC, as assignee of Nomura Asset Capital Corporation, together with its successors and assigns.

          "Impac III Loan" shall mean the mortgage loan facility in the maximum principal amount of $100,000,000.00 from the Impac III Lender to Impac III pursuant to the Impac III Loan Agreement.

          "Impac III Loan Agreement" shall mean that certain Loan Agreement dated as of October 29, 1997, by and between Impac III and the Impac III Lender, as amended, extended, renewed or restated from time to time.

          "Impac Loans" shall mean the Impac I Loan, the Impac II Loan and the Impac III Loans, or any of them.

          "Impac Loan Agreements" shall mean the Impac I Loan Agreement, the Impac II Loan Agreement and the Impac III Loan Agreement.

          "Impac Loan Documents" shall mean the documents, instruments, and agreements from time to time evidencing, guaranteeing and securing the Impac Loans, or any of them.

          "Impac   Affiliated   Companies"   shall   mean   those   Wholly-Owned
Subsidiaries of Lodgian identified on Exhibit 4(q).

          "Indebtedness" shall mean of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property, Assets or services (other than trade payables incurred in the ordinary course of such Person's business, provided that such trade payables are paid within 60 days of the date they are incurred), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Assets or property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Asset or property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on any property or Asset (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) all obligations of such Person in respect of Hedge Agreements, and (k) the liquidation value of any preferred Capital Stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly Owned Subsidiaries.

          "Indemnified Liabilities" shall have the meaning set forth in Section 15.

          "Indemnitee" shall have the meaning set forth in Section 15.

          "Insolvency" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent" shall mean a condition of Insolvency.

          "Intellectual Property" shall mean the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Joint Venture" shall mean any joint venture, corporation, partnership, limited liability company or other business entity (a) in which any Guarantor or any of their Subsidiaries (other than the Borrowers) owns directly or indirectly a percentage ownership interest of less than 50%, (b) which is not a Subsidiary or Affiliate of any Guarantor, (c) which owns a hotel or hotels, and (d) which does not own any other Asset or type of Asset.

          "Lender" shall have the meaning set forth in the preamble to this Guaranty.

          "Liabilities" shall have the meaning set forth in Section 2(a).

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Loan Agreement" shall have the meaning set forth in the preamble to this Guaranty.

          "Little  Rock   Construction   Loan"  shall  mean  the   $5,680,406.00
construction loan previously made by Bank One, Louisiana, N.A. to the Little Rock Subsidiary relating to the Residence Inn located in Little Rock, Arkansas.

          "Little Rock Subsidiary" shall mean Little Rock Lodging Associates I, Limited Partnership, a Georgia limited partnership and a Subsidiary of Impac.

          "Loan Documents" shall have the meaning set forth in the Loan Agreement, including without limitations, the Pledge Agreements.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Guarantors, the Borrowers and their respective Subsidiaries taken as a whole or (b) the validity or enforceability of this Guaranty or any of the other Loan Documents or the rights or remedies of the Lender hereunder or thereunder.

          "Material Environmental Amount" shall mean an amount or amounts payable by any Person and/or any of its Subsidiaries not covered by insurance, in the aggregate in excess of $1,000,000.00, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

          "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

          "Merger" shall mean the transaction described in that certain Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") among Lodgian, Servico and Impac dated July 22, 1998 and further amended on September 16, 1998.

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Cash Proceeds" shall mean (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to the Loan Documents), distributions to Unaffiliated Third Party Equity Owners that hold an equity interest in the entity which owns such Asset, provided that such distributions are mandatory under the organizational documents of such entity and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "Non-Recourse Indebtedness" of any Person shall mean all Indebtedness of such Person and its Subsidiaries with respect to which recourse for payment is limited to specific assets encumbered by a Lien securing such Indebtedness; provided, however, that personal recourse of a holder of Indebtedness against any obligor with respect thereto for fraud, misrepresentation, misapplication of cash, waste and other circumstances customarily excluded from non-recourse provisions in non-recourse secured financing of real estate shall not, by itself, prevent any Indebtedness from being characterized as Non-Recourse Indebtedness, provided further that if a personal recourse claim is made in connection therewith, such claim shall not constitute Non-Recourse Indebtedness for the purposes of this Guaranty.

          "Non-Wholly-Owned Subsidiary" shall mean any Subsidiary of a Person that is not a Wholly-Owned Subsidiary of such Person.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

          "Permitted Financing" shall mean leases, licenses or financing arrangements which contain commercially prudent terms and conditions, with respect to microwaves, dish and glass washing machines, vans, phone systems, refrigerators, televisions, washers, dryers, cubers, dispensers, door locks, air conditioners, filter systems, impressers, ironers or computer systems ("Leased Equipment") which are readily replaceable without material interference or interruption to the operation of the related Asset, and for which aggregate annual lease payments, license fees and debt service is less than $50,000.00 per annum or, with respect to the hospitality Assets listed on Schedule 1, the dollar amount per annum set forth on such Schedule for such Asset) for each hospitality property owned or leased by any Guarantor, any Borrower or their related Subsidiaries, provided that such Permitted Financing is a Lien only on the related Leased Equipment, including without limitation, the Permitted FF&E Financing. For each real property owned or leased by any Guarantor, any Borrower or their related Subsidiaries, and such amount is an aggregate limit for that real property on all leasing, licensing or financing by any Guarantor, any Borrower or their related Subsidiaries.

          "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan" shall mean, at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall mean that certain pledge agreement dated the date hereof and given by the Guarantors to Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Purchase Right" shall mean the right of an Unaffiliated Third Party Equity Owner of a Subsidiary of any Guarantor, or Borrower or of an entity in which any Guarantor, any Borrower or any Subsidiary owns an interest, to require the other owners of interests in said Subsidiary or other entity to sell their interests in such Subsidiary or other entity to such Unaffiliated Third Party Equity Owner upon the occurrence of certain specified events pursuant to the terms of the organizational documents of such Subsidiary or other entity.

          "Recourse Indebtedness" of any Person means all Indebtedness of such Person and its Subsidiaries for which recourse for payment may be made against such Person for the obligations secured thereunder including without limitation, the entire amount of the Recourse Indebtedness of any Joint Venture which such Person may own an interest in regardless of such Person's percentage ownership in such Joint Venture.

          "Recourse Financing" of any Person means all Recourse Indebtedness of such Person which (i) is listed on Schedule 8(b(iii), (ii) is evidenced by a note, bond, indenture, guarantee, surety agreement, reimbursement agreement, or indemnity or is related to a loan or borrowed money, (iii) is a Capital Lease Obligation or (iv) is Permitted Financing.

          "Recovery Event" shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any Asset of the Guarantors, the Borrowers or any of their respective Subsidiaries.

          "Regulation U" shall mean Regulation U of the Board as in effect from time to time.

          "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss. 4043.

          "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible   Officer"  shall  mean  the  chief  executive   officer,
president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of Lodgian.

          "SEC" shall mean the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

          "Servico's Cash Management System" shall mean the "Cash Management System" as defined in the Loan Agreement.

          "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Solvent": shall mean, when used with respect to any Person, that as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means an uninsured liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of (a) Servico and (b) Lodgian.

          "Unaffiliated Third Party Equity Owner" shall mean a Person (a) which owns, directly, an equity interest in a Subsidiary of any Guarantor, or in an entity in which any Guarantor or any Subsidiary thereof owns any interest, and
(b) if such Person is not an individual, in which no Guarantor, no Borrower, and no Subsidiary or Affiliate of any Guarantor or Borrower owns, directly or indirectly, any interest, and (c) if such Person is an individual, such individual does not own any interest, directly or indirectly, in any Guarantor or any other Subsidiary or any Borrower.

          "Wholly Owned Subsidiary" shall mean, as to any other Person, all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

     All capitalized terms used in this Guaranty and not otherwise defined in this Section 1 shall have the meaning set forth in the Loan Agreement.

          (b)  Construction.

               (i) Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Guaranty refer to this Guaranty as a whole and not exclusively to any particular provision of this Guaranty. Article, section, subsection, exhibit, and schedule references refer to this Guaranty unless otherwise specified. All of the exhibits and schedules attached to this Guaranty shall be deemed incorporated into this Guaranty by reference.

               (ii) Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Guaranty, the Loan Agreement, the Pledge Agreements and the other Loan Documents.

               (iii) Neither this Guaranty nor any uncertainty or ambiguity contained herein shall be construed or interpreted against the Lender or the Guarantors by virtue of such party's having drafted the same. Rather, this Guaranty has been reviewed by each of the Guarantors and the Lender and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of both such parties.

               (iv) No course of dealing, course of performance, trade usage or parol evidence of any nature shall be used to supplement or modify any term or condition of this Guaranty.

               (v) Any notice, certificate or other document required by the terms of this Guaranty to be executed by an officer of any Guarantor, shall be executed by such officer in his or her capacity as such, solely on behalf of the respective Guarantor and not in his or her individual capacity.

     2.  Guaranty.

          (a) Unconditional Guaranty. The Guarantors jointly and severally, hereby irrevocably, absolutely and unconditionally guarantee (i) to the Lender, the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of all of the indebtedness owing by the Borrowers to the Lender evidenced by the Note, all obligations under, and the due and prompt performance of all of, the terms, agreements, covenants and conditions of the Loan Documents (collectively, the "Liabilities"), and (ii) to the Lender, the prompt payment of all expenses, including reasonable attorneys' fees, and costs reasonably incurred by the Lender in connection with the collection of the Liabilities or the enforcement of the Note or any Loan Documents. The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts and other monetary obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined including interest (including any interest accruing after the commencement of any proceeding by or against the Borrowers under the Bankruptcy Code, or any other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as a claim enforceable against the Borrowers in such proceeding) required under the applicable Note, and whether recovery upon such indebtedness and obligations may be or hereafter become unenforceable against the Borrowers or any debtor-in-possession or trustee under the Bankruptcy Code or other applicable law. (The Liabilities and all other expenses and costs to be paid by the Guarantor pursuant to this Guaranty shall hereinafter be collectively referred to as the "Guaranteed Obligations.") This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection.

          (b) Joint and Several Liability. The Guarantors and any other Person who, in addition to the Guarantors, shall guarantee the payment of all or any part of the Liabilities or shall guarantee the performance of any other Guaranteed Obligation, and their respective successors and assigns shall be jointly and severally bound by the terms of this Guaranty and such other guaranty with respect to such guarantied Liabilities or Guaranteed Obligations, notwithstanding any relationship or contract of co-obligation by or among such guarantors. The enforcement of the Guaranteed Obligations by the Lender is not conditioned upon the Lender obtaining from any other Person a guaranty of all or any part of the Liabilities or Guaranteed Obligations, any security or any other accomplishment, event or matter, including, without limitation, the prior collection, from the Borrowers or any other Person, of any portion of the indebtedness owing from the Borrowers to the Lender under the Note, the Loan Agreement or any other Loan Documents.

          (c) Separate Obligations. The obligations of the Guarantors arising hereunder are independent of and separate from any and all obligations of the Borrowers to the Lender, or to any other Person arising under any and all other Loan Documents executed by the Guarantors and delivered to the Lender. A separate action or actions may be brought against the Guarantors in respect of this Guaranty, whether or not the Borrowers or any other party is joined therein or a separate action or actions are brought against the Borrowers or any other party. All of the rights and remedies of the Lender are cumulative and not exclusive, and the rights of the Lender provided by each Loan Document shall continue without impairment, reduction or excuse on account of the execution and delivery of this Guaranty. Payments by the Guarantors hereunder may be required by the Lender on any number of occasions.

          (d) Guaranty Absolute. Each Guarantor guaranties that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Agreement, the Note and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

               (i) any lack of validity or enforceability of any provision of any other Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Guaranteed Obligations;

               (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Guaranteed Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Loan Agreement, the Note or any of the other Loan Documents;

               (iii) any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Guaranteed Obligations;

               (iv) the absence of any attempt to collect any of the Guarantied Obligations from the Borrowers or from any Guarantor or from any other guarantor or any other action to enforce the same or the election of any remedy by any of the

     Lender;

               (v) any waiver, consent, extension, forbearance or granting of any indulgence by the Lender with respect to any provision of any other Loan Document;

               (vi) the election by the Lender in any proceeding under chapter 11 of the Bankruptcy Code, or the application of section 1111(b)(2) of the Bankruptcy Code;

               (vii) any borrowing or grant of a security interest by the Borrowers, as debtor-in-possession, under section 364 of the Bankruptcy Code; (viii) the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Lender for payment of any of the Guarantied Obligations; or

               (ix) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Borrower or a Guarantor.

               (e) Security. This Guaranty is secured by the Pledge Agreement.

     3. Payments. All payments to be made by the Guarantors to the Lender hereunder shall be made in lawful money of the United States of America, in immediately available funds, before 1:00 p.m. New York time, on the date due. The Lender shall apply any payment by or recovery from the Guarantors hereunder (including any of the Guarantors' security or assets so paid or recovered) to any Guaranteed Obligation in any order, priority or manner which the Lender may elect from time to time.

     4. Representations and Warranties. Each Guarantor hereby represents and warrants to the Lender that as of the date hereof:

          a. Corporate Existence; Compliance with Law Each Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of its organization; (ii) is duly qualified as a foreign (if applicable) corporation, and in good standing under the laws of each jurisdiction where such Guarantor owns or operates property, except for failures which in the aggregate would have no Material Adverse Effect; (iii) has all requisite corporate, power and authority and the legal right to own, and pledge, its assets, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate of incorporation and by-laws; (v) is in compliance with all other applicable Requirements of Law except for such noncompliance which in the aggregate would have no Material Adverse Effect; and (vi) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate would have no Material Adverse Effect.

          b. Corporate Power; Authorization; No Legal Bar The execution, delivery and performance by each Guarantor of this Guaranty and the other Loan Documents to which it is a party:

               (i) are within its corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of directors, where required; and

               (iii) do not and will not (A) contravene its certificate of incorporation or by-laws,(B) violate any other applicable Requirement of Law (including, without limitation, Regulations G, T, O and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any of its material Contractual Obligations, (D) result in the creation or imposition of any Lien upon any of its property (other than pursuant to the Pledge Agreement), or (E) require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person.

          c. Enforceable Obligations This Guaranty has been duly executed and delivered by each Guarantor and is the legal, valid and binding obligation of each Guarantor enforceable against it in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights and remedies generally and to general principles of equity.

          d. No Material Litigation There are no pending or, to the knowledge of each Guarantor, threatened actions, investigations or proceeding affecting any Guarantor or any of its subsidiaries before any Governmental Authority or arbitrator other than those that in the aggregate, if adversely determined, would have no Material Adverse Effect. The performance by each Guarantor under this Guaranty and under each of the other Loan Documents to which it is a party is not restrained or enjoined (either temporarily, preliminarily or permanently) and no conditions have been imposed by any Governmental Authority or arbitrator that in the aggregate would have a Material Adverse Effect.

          e. No Offset. The Guarantors' obligations hereunder are not subject to any offset, excuse, claim or defense of the Guarantors against the Lender of any kind.

          f. Solvency. After giving effect to the incurrence of the Guarantors' obligations under this Guaranty, each Guarantor, each Borrower and each Subsidiary of each Guarantor (other than Saginaw Hospitality L.P. and Macon Hotel Associates, L.L.C.).

          g. Financial Condition. (i) The unaudited pro forma consolidated balance sheet of Lodgian and its consolidated Subsidiaries as of June 30, 1998 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to Lender, has been prepared giving effect (as if such events had occurred on such date) to (A) the consummation of the Merger, (B) the Loan to be made and the use of proceeds thereof and (C) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to Lodgian and Servico as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of each of Lodgian and its consolidated Subsidiaries as of June 30, 1998, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (ii) The audited consolidated balance sheets of Lodgian and Servico, each as of April 30, 1998 and December 30, 1997, respectively, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Ernst & Young, present fairly the consolidated financial condition of Lodgian and Servico as of such date, and the consolidated results of their operations and their consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Servico, as of September 30, 1998, and the related unaudited consolidated statements of income and cash flows for the 9-month period ended on such date, present fairly the consolidated financial condition of Servico as of such date, and the consolidated results of its operations and its consolidated cash flows for the 9-month period then ended (subject to normal year-end audit adjustments).

          (ii) All financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). No Guarantor, Borrower or Subsidiary of any of the foregoing has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, which are not reflected in the most recent financial statements referred to in this Section 4(g) or listed on Schedule 8(b)(iii), except for the European Joint Venture. During the period from September 30, 1998 to and including the date hereof there has been no Disposition by any Guarantor of any material part of its business or property.

          h. No Change. Since September 30, 1998 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

          i. No Default. No Guarantor, Borrower nor any Subsidiary of any of the foregoing is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          j. Ownership of Assets; Liens. Each Guarantor, each Borrower and each Subsidiary of each of the foregoing has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Assets, and none of such Assets is subject to any Lien except as permitted by Section 8(c).

          k. Intellectual Property. Each Guarantor, each Borrower and each of their respective Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Guarantor or any Borrower know of any valid basis for any such claim. To the Guarantor's knowledge, the use of Intellectual Property by the Guarantors, the Borrowers and their respective Subsidiaries does not infringe on the rights of any Person in any material respect.

          l. Taxes. Each Guarantor, each Borrower and each of their respective Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Guarantors, the Borrowers or their respective Subsidiaries, as the case may be); no tax Lien has been filed, (except for a vacant parcel of land of approximately one acre located in Tyler, Texas) and, to the knowledge of the Guarantors and the Borrowers, no claim is being asserted, with respect to any such tax, fee or other charge.

          m. Federal Regulations. No part of the proceeds of the Loan, or any other loans, will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of the Board. If requested by the Lender, the Guarantors will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

          n. Labor Matters. There are no strikes or other labor disputes against any Guarantor, any Borrower or any of their respective Subsidiaries pending or, to the knowledge of the Guarantors or the Borrowers, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Guarantors, any Borrower and their respective Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Guarantors, the Borrowers or any of their respective Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Guarantors, the Borrowers or the relevant Subsidiary.

          o. ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the United States Internal Revenue Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Bankruptcy Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. No Guarantor, Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or could reasonably be expected to result in a material liability under ERISA, and no Guarantor, Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if any Guarantor, any Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          p. Investment Company Act; Other Regulations. No Guarantor, Borrower nor any of their respective Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Guarantor, Borrower nor any of their respective Subsidiaries is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

          q.  Subsidiaries.  The  Subsidiaries  and  other  entities  listed  on
Schedule 4(q) constitute all the Subsidiaries of the Guarantors (including, without limitation, the Borrowers) and all of the other entities in which the Guarantors, directly or indirectly, owns any interest, as of the date hereof,
Schedule 4(q) sets forth as of the Closing Date the name and jurisdiction of incorporation of each Borrower and Subsidiary and such other entities and, as to each such Borrower and Subsidiary and such other entity, the percentage of each class of Capital Stock owned by the Guarantors and any other Person. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Guarantors, the Borrowers or any Subsidiary of any of the foregoing or of any other such entity other than CRESTS and the Purchase Rights of Unaffiliated Third Party Equity Owners described on Schedule 2.

          r. Accuracy of Information, etc. No statement or information contained in this Guaranty, any other Loan Document or any other document, certificate or statement furnished to the Lender by or on behalf of any Guarantor, any Borrower or their respective Subsidiaries for use in connection with the transactions contemplated by this Guaranty or the other Loan Documents, contained, as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which it was made. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Guarantors to be reasonable at the time made, it being recognized by the Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. As of the date hereof, the representations and warranties contained in the Merger Agreement are true and correct in all material respects. There is no fact known to any Guarantor, any Borrower or their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Lender for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          s. Year 2000 Matters. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Guarantors', the Borrowers' and their respective Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Guarantors', the Borrowers' and their respective Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 1, 1999. The cost to the Guarantors, the Borrowers and their respective Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Guarantors, to the Borrowers or their respective Subsidiaries will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Guarantors, the Borrowers and their respective Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Guarantors, the Borrowers and their respective Subsidiaries to conduct its business without Material Adverse Effect.

          t. No Senior Indebtedness. No Indebtedness of any Guarantor is senior in payment to any Guaranteed Obligations, and no Indebtedness of any Borrower or their respective Subsidiaries is senior in payment to the Guaranteed Obligations of such Borrower or Subsidiary, if any.

          u. Knowledge of the Obligor. Each Guarantor hereby acknowledges that it has its own independent knowledge of the financial condition of the Borrowers and has had an opportunity to review all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Lender with respect thereto. Each Guarantor represents and warrants that it has received and has had an opportunity to review copies of all of the Loan Documents and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrowers and any other matters pertinent hereto that the Guarantors may desire. Neither Guarantor is relying upon or expecting the Lender to furnish to the Guarantors any information now or hereafter in the Lender's possession concerning the financial condition of the Borrowers or any other matter.

          v. Voluntary. Each Guarantor has voluntarily undertaken the obligations under this Guaranty and Loan Documents to which it is a party with full awareness of their significance and risks, and has had the opportunity to discuss each document with legal counsel.

          w. Separate Obligations. Any discussions or transactions between or among the Lender or any of its agents and the Guarantors, or any other Person, on matters not clearly and expressly covered by this Guaranty are separate and independent from this Guaranty. There are no conditions precedent or subsequent to the obligations of the Guarantors under this Guaranty.

          x. Benefits to Guarantors. The Loan that is to be made and extended by the Lender to the Borrowers is be contemporaneously paid to or used in whole or in part for the economic benefit of the Borrowers and the Guarantors. It is the position, intent and expectation of the Guarantors that each Guarantor has derived and will derive significant, substantial and direct benefits from the accommodations that have been and are being made by the Lender to the Borrowers. Moreover, it is the position, intent and expectation of the Guarantors that any and all payments that the Guarantors may make to or for the benefit of the Borrowers and which the Guarantors intend to be used to repay the Lender, shall be used contemporaneously to repay the Lender the sums owed to the Lender. It is the position, intent and expectation of the Guarantors that, to the maximum extent permitted by law, these transfers constitute contemporaneous exchanges for value given to the Guarantors and, therefore, qualify for the protection and benefits of Section 547(c) of the Bankruptcy Code.

          y. Adequacy of Consideration. Each Guarantor has received at least "reasonably equivalent value" and "fair consideration" (as such phrases are used in Section 548 of the Bankruptcy Code or any other applicable law, respectively) and more than sufficient consideration to support the obligations and Liens created under this Guaranty and the Loan Documents securing such Guarantor's obligations hereunder and all repayments or other transfers made or to be made by such Guarantor to the Lender pursuant hereto.

          z. Merger. As of the date hereof, the Merger has occurred pursuant to and substantially in accordance with the terms of the Merger Agreement.

          aa. Capital Expenditures. Schedule 4(aa) lists all construction of any additions or expansions to existing hotels and improvements for which Capital Expenditures are permitted under Section 8(g) and the related credit facility or loan.

     5. Unconditional Guaranty. Each Guarantor agrees that the liability hereunder shall be the immediate, direct, and primary obligation of each Guarantor and shall not be contingent upon the exercise or enforcement by the Lender of any remedy against the Borrowers, any other Guarantor, or any other Person, or any security for any Guaranteed

Obligations. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall remain in full force and effect without regard to, and shall not be terminated, impaired or affected by, nor shall the Guarantors be exonerated or discharged by, any of the following events:

          a. Insolvency. Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of any Borrower, any Affiliate of any Borrower, any Guarantor, any Affiliate of any Guarantor, or any other guarantor of any Liabilities or other Guaranteed Obligations;

          b. Limitations. Any limitation, discharge, moratorium or cessation of the liability of any Borrower, any Guarantor or any other guarantor for any Liabilities or other Guaranteed Obligations due to any statute, regulation, decree, judgment, order, stay or rule of law, or any invalidity or unenforceability in whole or in part of any documents evidencing the Liabilities or other Guaranteed Obligations or any other guaranty of the Liabilities or other Guaranteed Obligations;

          c. Merger. Any merger, acquisition, consolidation or change in structure of any Borrower, either Guarantor, or any other guarantors of any Liabilities or other Guaranteed Obligations or any sale, lease, transfer or other disposition of any or all of the assets or shares of any Borrower, either Guarantor, or any other guarantors of the Liabilities or other Guaranteed Obligations;

          d. Transfers. Any assignment or other transfer, in whole or in part, of the interests in and rights under this Guaranty, including the right of the Lender to receive payment of the Liabilities or other Guaranteed Obligations, as the case may be, or any assignment or other transfer, in whole or in part, of the interests of the Lender in and to any Collateral securing the Guaranteed Obligations;

          e. Defenses. Any claim, counterclaim or setoff, other than that of prior payment in cash in full or performance, that any Borrower, any Affiliate of any Borrower, including the Guarantors, any Affiliate of any Guarantor, or any other guarantors of the Liabilities or other Guaranteed Obligations may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any documents relating to any of the Guaranteed Obligations or any Collateral securing any of the Guaranteed Obligations;

          f. Amendments. The amendment, modification, renewal, extension, cancellation or surrender of any agreement, document or instrument relating to any Loan Document, any Guaranteed Obligation or any Collateral securing the Guaranteed Obligations (other than any cancellation or surrender reflecting prior payment in cash in full or performance), or the exchange, release, or waiver of any Collateral securing the Liabilities or the other Guaranteed Obligations;

          g. Exercise of Remedies. The exercise, nonexercise or any delay in exercise, by the Lender of any power, right or remedy with respect to any of the Guaranteed Obligations or any Collateral securing any of the Guaranteed Obligations, including the compromise, release, settlement or waiver by the Lender with or of any Borrower, any Affiliate of any Borrower, any Guarantor, any Affiliate of any Guarantor, or any other Person;

          h. Actions. The vote, claim, distribution, election, acceptance, action or inaction by the Lender in any bankruptcy case related to any of the Guaranteed Obligations, or any Collateral securing any of the Guaranteed Obligations; or

          i. Impairment. Any impairment or invalidity of any of the Collateral securing any of the Guaranteed Obligations or any failure to perfect any of the Liens of the Lender thereon or therein.

          j. Release of Collateral. The release of any Collateral securing the Guaranteed Obligations whether pursuant to the release provisions of the Loan Agreement or otherwise.

     6. Additional Consents and Agreements. In addition to each of those items set forth in subsections 5(a) through (j) above, the Guarantors hereby unconditionally consent and agree that, without notice to or further assent from the Guarantors:

          a. Amount of Indebtedness. The principal amount of any or all of the Liabilities and the other Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Borrowers or any other party under any of the Loan Documents or the Note may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise.

          b. Terms of Payment. The time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Liability or other Guaranteed Obligation or any fee or other amount payable under any Loan Document by an amendment, modification, change or renewal of any Loan Document or otherwise.

          c. Time for Performance. The time for the Borrowers' or any other Person's performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Lender may deem proper.

          d. Discharge or Release. The Lender may discharge or release, in whole or in part, any Guarantor or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment or performance upon any of the Guaranteed Obligations or Collateral securing any Guaranteed

Obligations, nor shall the Lender be liable to the Guarantors or any other Person for any failure to collect or enforce payment or performance of any of the Guaranteed Obligations or to realize on any of the Collateral securing any Guaranteed Obligation.

          e. Other Collateral. In addition to the Collateral securing the Guaranteed Obligations, the Lender may take and hold other security (legal or equitable) of any kind, at any time, as collateral for any or all of the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof.

          f. Exercise of Remedies. The Lender may exercise, or waive or otherwise refrain from exercising, any right, remedy, power or privilege (including the right to accelerate the maturity of the Liabilities and any other Guaranteed Obligation and any power of sale) granted by any Loan Document or other document or agreement, or otherwise available to the Lender, with respect to any of the Guaranteed Obligations, any of the Collateral or other security for any or all of the Guaranteed Obligations, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of the Guarantors against the Borrowers, any Affiliate of the Borrowers, any other Guarantor or any other Person. If any Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against any Borrower, including the exercise of any option Lender has to declare the Liabilities due and payable on the happening of any default or event by which under the terms of the Note or the Loan Documents, the Guaranteed Obligations shall become due and payable, and Lender may, as against Guarantors, nevertheless, declare the Guaranteed Obligations due and payable and enforce any or all of its rights and remedies against the Guarantors provided for herein.

All of the foregoing actions in this Section 6 may be taken (or not taken) as the Lender may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty or any other rights or security of the Lender.

     7. Affirmative Covenants. Each Guarantor hereby jointly and severally agrees that each Guarantor shall, and shall cause each of its Subsidiaries and each Borrower to:


          a. Financial Statements. Furnish to Lender:

          (i) (A) as soon as available, but in any event within 95 days after the end of each fiscal year of Lodgian, a copy of the audited consolidated balance sheet of Lodgian and its consolidated Subsidiaries as of the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing; and

          (B) as soon as available, but in any event within 95 days after the end of each fiscal year of Servico, a copy of the consolidated profit and loss statements for Servico and its consolidated Subsidiaries of income, cash flows and retained earnings for such year;

          (ii) (A) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of Lodgian, the unaudited consolidated balance sheet of Lodgian and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, attested to by a Responsible Officer of Lodgian as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (B) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of Servico, the consolidated profit and loss statements for Servico and its consolidated Subsidiaries of income, cash flows and retained earnings for such quarter and the portion of the fiscal year through the end of such quarter, attested to by a Responsible Officer of Lodgian as being fairly stated in all material respects (subject to normal year-end audit adjustments);

          (iii) (A) as soon as available, but in any event not later than 50 days after the end of each month occurring during each fiscal year of Lodgian (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of Lodgian and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, attested to by a Responsible Officer of Lodgian as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (B) as soon as available, but in any event not later than 50 days after the end of each month occurring during each fiscal year of Servico (other than the third, sixth, ninth and twelfth such month), consolidated profit and loss statements of income, cash flows and retained earnings for such month and the portion of the fiscal year through the end of such month, together with operating statements for each Asset of Servico and each Borrower and each of their respective Subsidiaries, each attested to by a Responsible Officer of Lodgian as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          b. Certificates; Other Information. Shall furnish to Lender:

          (i) concurrently with the delivery of the financial statements referred to in Sections 7(a), a certificate (or, with respect to Servico only, an agreed upon procedures letter or an auditor's confirmation letter) of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, and verifying that the covenants contained in Sections 7(j), 8(a), 8(b), and 8(f) are complied with at the end of such period, except as specified in such certificate;

          (ii) concurrently with the delivery of any financial statements pursuant to Section 7(a), (A) an attestation of a Responsible Officer of Lodgian stating that, to the best of each such Responsible Officer's knowledge, Lodgian, Servico, each Borrower and their respective consolidated Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Guaranty and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such attestation and (B) in the case of quarterly or annual financial statements, a Compliance Certificate containing all information and calculations necessary for determining compliance by Lodgian and Servico, each Borrower and their respective Subsidiaries with the provisions of this Guaranty referred to therein as of the last day of the fiscal quarter or fiscal year of Lodgian and Servico, as the case may be;

          (iii) as soon as  available,  and in any  event no later  than 50 days after the end of each fiscal year of Lodgian, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of Lodgian and its respective Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of Lodgian stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

          (iv) within 50 days after the end of each fiscal quarter of Lodgian, a narrative discussion and analysis of the financial condition and results of operations of

     Lodgian and its consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year;

          (v) within five days after the same are sent, copies of all financial statements and reports which Lodgian, Servico or any Subsidiary of either sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports which the Guarantors or the Borrowers or their respective Subsidiaries may make to, or file with, the SEC;

          (vi) as soon as possible and in any event within 10 days of obtaining knowledge thereof: (A) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by each Guarantor, any Borrower or any of their respective Subsidiaries, in the aggregate, of a Material Environmental Amount; and (B) any notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, any Guarantor, any Borrower or their respective Subsidiaries; and

          (vii) promptly, such additional financial and other information as the Lender may from time to time reasonably request.

          c. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Guarantors, the Borrowers or their respective Subsidiaries, as the case may be.

          d. Conduct of Business and Maintenance of Existence, etc. (i) (A) Preserve, renew and keep in full force and effect its corporate existence and
(B) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 8(d) and except, in the case of clause
(B) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (ii) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          e. Maintenance of Property; Insurance. (i) Keep all property and systems necessary in its business in good working order and condition, ordinary wear and tear excepted and (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

          f. Inspection of Property; Books and Records; Discussions. (i) Keep proper books of records and account in which full, true and correct in all material respects entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (ii) permit representatives of the Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired upon not less than three (3) business days notice and to discuss the business, operations, properties and financial and other condition of any Guarantor, any Borrower and their respective Subsidiaries with the Responsible Officer of Lodgian or other designated employees of any Guarantor, any Borrower and their respective Subsidiaries and with its independent certified public accountants.

          g. Notices of Certain Occurrences. Promptly give notice to the Lender of:

          (i) the occurrence of any Default or Event of Default;

          (ii) any (A) default or event of default under any Contractual Obligation of any Guarantor, any Borrower or any of their Subsidiaries or
     (B) litigation, investigation or proceeding which may exist at any time between any Guarantor, any Borrower or any of their respective Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (iii) any litigation or proceeding affecting any Guarantor, any Borrower or any of their respective Subsidiaries in which the amount involved is $2,500,000.00 or more and not covered by insurance or in which injunctive or similar relief is sought;

          (iv) any default by any  Guarantor  under (A) any Recourse  Financing,
     (B) any Recourse Indebtedness that is not Recourse Financing, which is the subject of a good faith dispute and which has a principal balance in excess of $1,000,000.00, whether on an individual or aggregate basis, or (C) any Non-Recourse Indebtedness which has a principal balance of $5,000,000.00, whether on an individual or an aggregate basis;

          (v) the following events, as soon as possible and in any event within 30 days after any Guarantor or any Borrower knows or has reason to know thereof: (A) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (B) the institution of proceedings or the taking of any other action by the PBGC, any Guarantor, any Borrower or any Commonly

     Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

          (vi) each notice of default under any Franchise Agreement received by any Guarantor, any Borrower, or any of their Subsidiaries immediately upon receipt thereof, and notice, not later than 90 days prior to the date of expiration of the term of any Franchise Agreement, of the Guarantors' or related Borrower's or any of their Subsidiary's intention either to renew or to not renew such Franchise Agreement, and if such party intends to renew such Franchise Agreement, the terms and conditions of such renewal;

          (vii) any quality assurance reports or similar reports of inspection or compliance from the franchisor under any Franchise Agreement, including without limitation, any property improvement programs; and

          (viii) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 7(g) shall be accompanied by a statement of a Responsible Officer of each Guarantor setting forth details of the occurrence referred to therein and stating what action the Guarantors, Borrower or the relevant Subsidiary proposes to take with respect thereto.

          h. Compliance with Environmental Laws. In the case of each Guarantor, each Borrower and their respective Subsidiaries, they shall comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; and (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

          i. Equity or Debt Offerings and Asset Sales. All Net Cash Proceeds from any equity or debt offering by Servico or Lodgian shall be immediately paid to Lender and applied to the payment of the Guaranteed Obligations. All Net Cash Proceeds from any Asset Sale by any Guarantor, any Borrower or any of their respective Subsidiaries shall be applied to the payment of the Guaranteed Obligations (other than those listed on Schedule 7(i), the Net Cash Proceeds of which may be retained by the seller thereof) shall be immediately paid to Lender and applied to the payment of the scheduled principal amortization payments due pursuant to the Note in their inverse order of maturity.

          j. Working Capital. Lodgian shall at all times maintain at least (1) $10,000,000.00 from the date hereof through and including March 31, 1999 and
(ii)

$15,000,000.00 thereafter (which number in either case shall include the Replacement Reserve Account required under the Loan Documents with respect to the Properties) in unrestricted cash and/or in undrawn and available borrowing capacity under a line of credit for use as working capital (the "Working Capital Line"). The terms and conditions of any such Working Capital Line shall be reasonably satisfactory to Lender.

          k. Stock. Lodgian shall at all times remain listed and in good standing on either the New York Stock Exchange, the American Stock Exchange or NASDAQ.

          l. Further Assurances. In the case of each Guarantor and each Borrower, they shall, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as Lender may reasonably request, for the purposes of implementing or effectuating the provisions of this Guaranty and the other Loan Documents, or of more fully perfecting or renewing the rights of Lender with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Guarantors or Borrowers which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by Lender of any power, right, privilege or remedy pursuant to this Guaranty or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Guarantor will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Lender may be required to obtain from any Guarantor, Borrower or any of their Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

     8. Negative Covenants. Each Guarantor hereby jointly and severally agrees that each Guarantor shall not, and shall not permit any of its Subsidiaries or any Borrower to, directly or indirectly:

          a. Financial Condition Covenants.

          (i) Consolidated Leverage Ratio. Permit, at any time during the term of the Loan, the Consolidated Leverage Ratio of Lodgian or Servico during the period ending on the date set forth below to exceed the ratio set forth below opposite such period.


                         Consolidated Leverage         Consolidated Leverage
Period Ending on              Ratio of Lodgian              Ratio of Servico
----------------              ----------------              ----------------

  December 31, 1999                6.75                           5.60

  the Maturity Date                5.30                           5.00

          (ii) Consolidated Interest Coverage Ratio. Permit, at any time during the term of the Loan, the Consolidated Interest Coverage Ratio of Lodgian or Servico during the period ending on the date set forth below to be less than the ratio set forth below opposite such period:

                             Consolidated Interest         Consolidated Interest
Period Ending on         Coverage Ratio of Lodgian     Coverage Ratio of Servico
----------------         -------------------------     -------------------------

  December 31, 1999                1.30                           1.50

  the Maturity Date                1.50                           1.50


          (iii) Consolidated Fixed Charge Coverage Ratio. Permit, at any time during the term of the Loan, the Consolidated Fixed Charge Coverage Ratio of Lodgian or Servico during the period ending on the date set forth below to be less than the ratio set forth below opposite such period:


                         Consolidated Fixed Charge     Consolidated Fixed Charge
Period Ending on         Coverage Ratio of Lodgian     Coverage Ratio of Servico
----------------         -------------------------     -------------------------

  December 31, 1999                1.01                           1.01

  the Maturity Date                1.01                           1.01



          (iv) Maintenance of Net Worth. Permit, at any time during the term of the Loan, the Consolidated Net Worth of Lodgian during the period set forth below to be less than the amount set forth below opposite such period:

                                         Consolidated Net
Period Ending on                         Worth of Lodgian
------------------                       -----------------

the Maturity Date                         $232,500,000.00

The Financial Condition Covenants in Section 8(a)(i) through (iv) shall be calculated by Lodgian on a quarterly basis, and delivered to Lender together with the financial statements required to be delivered pursuant to Section 7(a) and (b) for such quarter during the term of the Loan.

          b. Limitation on Indebtedness. In addition to any limitations set forth in the other Loan Documents, create, incur, assume or suffer to exist any Indebtedness, except:

               (i) Indebtedness of any Guarantor or Borrower pursuant to any Loan Document;

               (ii) Indebtedness of any Guarantor or any Borrower to any of their respective Subsidiaries and of any Guarantor or any Borrower to any other Borrower or any other Subsidiary which arises solely as a result of the terms and conditions of Servico's Cash Management System;

               (iii)  Indebtedness  outstanding on the date hereof and listed on
     Schedule 8(b)(iii) and any refinancings (including any refinancing in connection with a securitization) refundings, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

               (iv) Non-Recourse Indebtedness in connection with the Investments permitted under Section 8(h)(vi);

               (v) Permitted Financing and Indebtedness otherwise permitted under the Loan Agreement;

               (vi) Indebtedness incurred after the date hereof by Impac III pursuant to the Impac III Loan Agreement in connection with the refinancing of the Dedham Construction Loan and the Little Rock Construction Loan;

               (vii) Working Capital Line, as it may be refinanced from time to time upon terms acceptable to Lender;

               (viii) additional Indebtedness resulting from the draw down of unfunded commitments in existence on the date hereof, as described as
     Schedule 8(b)(iii);

               (ix) Indebtedness in an amount not exceeding $3,000,000.00 under an existing commitment from Lyon Credit for FF&E financing as described on
     Schedule 8(b)(iii); or

               (x) guaranties to franchisors of payment of franchise or similar fees under a Franchise Agreement entered into by a Subsidiary of any Guarantor or any Borrower, or of the performance of any related property improvement plans, in each case made in the ordinary course of Guarantors' business.

          c. Limitation on Liens. In addition to any limitations set forth in the other Loan Documents, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

               (i) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Guarantors, the Borrowers or their respective Subsidiaries, as the case may be, in conformity with GAAP;

               (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

               (iii)   pledges  or  deposits   in   connection   with   workers'
     compensation, unemployment insurance and other social security legislation;

               (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Guarantors, the Borrowers or any of their respective Subsidiaries;

               (vi) Liens in existence on the date hereof listed on Schedule 8(b)(iii) securing Indebtedness permitted by Section 8(b)(iii)), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

               (vii) Liens created pursuant to the Loan Documents;

               (viii) Liens created in connection with Permitted Financing or otherwise permitted under the Loan Agreement; and


               (ix) Liens securing the payment of the Working Capital Line provided that they encumber no Assets other than the Assets listed on
     Schedule 7(i).

          d. Limitation on Fundamental Changes. In addition to any limitations set forth in the other Loan Documents, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Assets, property or business, except that:

               (i) any Subsidiary of any Guarantor or of any Borrower may be merged or consolidated with or into a Borrower (provided that such Borrower shall be the continuing or surviving corporation) or with or into any Guarantor (provided that such Guarantor shall be the continuing or surviving corporation); and

               (ii) any Subsidiary of any Guarantor or any Borrower may dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Borrower, any Guarantor or any of their respective Wholly-Owned Subsidiaries, provided that with respect to any merger, consolidation or disposition permitted under clauses (i) or (ii), after such merger or consolidation or disposition, Lodgian or a Wholly-Owned Subsidiary of Lodgian is the sole shareholder of Servico and Servico or a Wholly-Owned Subsidiary of Servico is the sole general partner and limited partner or sole shareholder, as the case may be, of each Borrower other than Servico Centre Associates Ltd., and with respect to Servico Centre Associates Ltd., is the sole general partner thereof.

               (iii) the Little Rock Subsidiary and the Dedham Subsidiary may merge with and into Impac III, with Impac III in each case being the surviving entity, in connection with the refinancing of the Little Rock Construction Loan and the Dedham Construction Loan, respectively, with loans to be made to Impac III pursuant to the Impac III Loan Agreement.

          e. Limitation on Disposition of Assets. In addition to any limitations set forth in the other Loan Documents and subject to Section 8(s), dispose of any of its Assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

               (i) the Disposition of obsolete or worn out property in the ordinary course of business;

               (ii) the sale of inventory in the ordinary course of business;

               (iii) Dispositions permitted by Section 8(d)(ii);

               (iv) the sale or issuance of the Capital Stock of any Subsidiary of a Borrower or of a Guarantor to such Borrower or such Guarantor or to one or more Wholly-Owned Subsidiaries of such Guarantor;

               (v) the Disposition of other Assets provided that such Disposition (A) is pursuant to an arms length contract of sale with a bona fide independent third party for a price equal to such Asset's fair market value, (B) is otherwise permitted under the Loan Documents, (C) would not result in a Default under this Guaranty, and (D) the requirements of Section 7(i) are complied with in connection therewith, and provided further, that the purchase price is paid entirely in cash;

               (vi) any Asset Sale or Recovery Event, provided, that the requirements of Section 7(i) are complied with in connection therewith;

               (vii) the transfer of any hotel and related Assets by a Wholly-Owned Subsidiary of any Guarantor to one or more bankruptcy-remote, special purpose Wholly-Owned Subsidiaries of the Guarantors in order to facilitate the securitization or other permitted refinancing of any of the Guaranteed Obligations or any Indebtedness permitted under Section 8(b)(iii), as contemplated in the Loan Documents or in the Impac Loan Documents, as applicable; and

               (viii) the Disposition of any Asset required to be disposed pursuant to a Purchase Right that exists as of the date hereof provided that the requirements of Section 7(i) re complied with.

          f. Limitation on Restricted Payments. In addition to any limitations set forth in the other Loan Documents, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Guarantor, any Borrower or any Subsidiary of either, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Guarantor, any Borrower or any Subsidiary (collectively, "Restricted Payments"), except that:

               (i) any Borrower or Subsidiary of any Guarantor may make Restricted Payments to the respective Guarantor or any intermediate Subsidiary of such Guarantor;

               (ii) each Borrower and each Subsidiary of any Guarantor may pay dividends to the respective Guarantor to permit such Guarantor to (A) pay corporate overhead expenses incurred in the ordinary course of business,
     (B) pay any taxes which are due and payable by such Guarantor as part of a consolidated group, (C) pay interest, principal and dividends in connection with CRESTS, and (D) pay mandatory distributions required pursuant to the organizational documents of any Non-Wholly-Owned Subsidiary to an Unaffiliated Third Party Equity Owner which owns an interest in such Non-Wholly-Owned Subsidiary.

          g. Limitation on Capital Expenditures. In addition to any limitations set forth in the other Loan Documents, make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and the Borrowers' and Guarantors' respective Subsidiaries in the ordinary course of business provided, however, that no Capital Expenditure shall be made for the construction of any new hotel or other improvement on any vacant property or for the construction of any addition to or expansion of any existing hotel or existing improvement on any property; notwithstanding the foregoing, Capital Expenditures may be made (i) if necessary and required by a franchisor pursuant to a property improvement plan as a condition to the continuation of the related Franchise Agreement, (ii) as required to complete construction of any hotel for which construction has commenced prior to the date hereof and provided that the related Guarantor or Subsidiary thereof has a committed credit facility or loan permitted under Section 8(b) which at all times has an undrawn borrowing capacity equal to or greater than the amount necessary to complete such construction and (iii) as permitted or required under the Loan Documents; notwithstanding the foregoing, such committed credit facility shall not be required for the Assets identified as the Boston Courtyard and the Lake Oswego on Schedule 4(aa) provided that there is available cash, as set forth in Lodgian's capital expenditure budget and on Schedule 4(aa), and approved by Lender, to complete such expansion.

          h. Limitation on Investments. In addition to any limitations set forth in the other Loan Documents, make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person or purchase or acquire any interest in any real or personal property (all of the foregoing, "Investments"), except:

               (i) extensions of trade credit in the ordinary course of business;

               (ii) investments in Cash or Cash Equivalents;

               (iii) Investments by either Guarantor or any of their respective Subsidiaries (other than the Borrowers) in an aggregate amount (valued at cost) not to exceed $5,000,000.00 at any time during the term of the Loan in Joint Ventures;

               (iv) Investments in Wholly-Owned Subsidiaries in connection with the securitization or other permitted refinancing of any Indebtedness permitted in Section 8(b)(iii);

               (v) personal property necessary for the operation of properties owned by the Guarantors, the Borrowers or their respective Subsidiaries, as a full or limited service hotel, as the case may be;

               (vi) extensions of credit by the Guarantors and their respective Subsidiaries pursuant to Servico's Cash Management System; or

               (vii) guaranties to franchisors permitted pursuant to Section 8(b)(xi).

          i. Limitation on Optional Payments and Modifications of Debt Instruments, Etc. In addition to any limitations set forth in the other Loan Documents (i) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Recourse Indebtedness or Non-Recourse Indebtedness, or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, (ii) designate any Indebtedness (other than the Guaranteed Obligations) as "Senior Indebtedness" for any purpose or (iii) amend its certificate of incorporation or other organizational document in any manner determined by the Lender to be adverse to the Lender.

          j. Limitation on Transactions with Affiliates. In addition to any limitations set forth in the other Loan Documents, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Guarantors) unless such transaction is (i) otherwise permitted under this Guaranty or, with respect to the Borrowers, under the Loan Documents, (ii) in the ordinary course of business of the Guarantors, the Borrowers or their respective Subsidiaries, as the case may be, and (iii) upon fair and reasonable terms no less favorable to the Guarantors, the Borrowers or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          k. Limitation on Sales and Leasebacks. In addition to any limitations set forth in the other Loan Documents, enter into any arrangement with any Person providing for the leasing by any Guarantor, any Borrower or any of their respective Subsidiaries of real or personal property which has been or is to be sold or transferred by any Guarantor, any Borrower or any of their respective Subsidiaries to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of any Guarantor, any Borrower or any of their respective Subsidiaries.

          l. Limitation on Changes in Fiscal Periods. In addition to any limitations set forth in the other Loan Documents, permit the fiscal year of any Guarantor or any Borrower to end on a day other than December 31 or change the Guarantors' or the Borrowers' method of determining fiscal quarters.

          m. Limitation on Negative Pledge Clauses. In addition to any limitations set forth in the other Loan Documents, enter into or suffer to exist or become effective any agreement which prohibits or limits the ability of any Guarantor, any Borrower or any of their respective Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Assets, property or revenues, whether now owned or hereafter acquired, other than (i) this Guaranty and the other Loan Documents, and (ii) any Liens permitted under Section 8(c).

          n. Limitation on Restrictions on Subsidiary Distributions. In addition to any limitations set forth in the other Loan Documents, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, any Guarantor or any Borrower or any other Subsidiary, (ii) make Investments in any Guarantor or any Borrower or any other Subsidiary or (iii) transfer any of its assets to any Guarantor or any Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (A) any restrictions existing under the Loan Documents, (B) restrictions contained in any Indebtedness permitted in

Section 8(b)(iii) hereof, (C) restrictions existing under the organizational documents of any Subsidiary of any Guarantor which is required to be a "single purpose" or "bankruptcy remote" entity in connection with any Indebtedness permitted under Section 8(b)(iii) and (D) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

          o. Limitation on Lines of Business. In addition to any limitations set forth in the other Loan Documents, enter into any business, either directly or through any Subsidiary, except for the ownership, development, construction and management of hospitality properties and activities reasonably related thereto.

          p. Limitation on Activities of the Guarantors. (a) In the case of Lodgian, except as otherwise provided in this Guaranty or any other Loan Document, (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of Servico and Impac and the Impac Affiliated Companies, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (A) non-consensual obligations imposed by operation of law, (B) pursuant to the Loan Documents to which it is a party, (C) the Working Capital Line of Credit, and
(D) obligations with respect to its Capital Stock, or (iii) own, lease, manage or otherwise operate any properties or Assets (including cash (other than cash received in connection with dividends made by Servico or Impac and the Impac Affiliated Companies in accordance with Section 8(f) pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of Servico and Impac and the Impac Affiliated Companies; and

               (b) In the case of Servico, except as otherwise provided in this Guaranty or any other Loan Document, (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of its Subsidiaries or, as applicable, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (A) non-consensual obligations imposed by operation of law, (B) pursuant to the Loan Documents to which it is a party, and (C) obligations with respect to its Capital Stock, or (iii) own, lease, manage or otherwise operate any properties or Assets (including cash (other than cash received in connection with dividends made by the Borrowers or other Subsidiaries of Servico in accordance with
Section 8(f) pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of its Subsidiaries.

          q. Negative Pledge Covenant. Enter into or suffer to exist, or permit any Subsidiary to enter into or suffer to exist, any mortgage, deed of trust, deed to secure debt or other security instrument or any other Lien, or any agreement permitting or conditioning the creation or assumption of any Lien upon any Asset, including without limitation, the Capital Stock of any Guarantor, any Borrower or their respective Subsidiaries, or any trade name, trademark, service mark, logo, copyright, good will or other general intangible owned by any Guarantor, any Borrower or any of their respective
Subsidiaries or used in connection with any Asset other than (i) in favor of Lender, or (ii) Liens permitted under Section 8(c).

          r. Limitations on Stock Transfers. Sell, transfer, assign, pledge, encumber or issue any Capital Stock of Servico, Lodgian, any Borrower, or any of their respective Subsidiaries except as permitted by Section 8(d); notwithstanding the foregoing, Capital Stock in Lodgian may be issued, sold, transferred, assigned, pledged or encumbered, and options for such Capital Stock may be issued in the ordinary course of business, provided that such Capital Stock is publicly traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ.

     9. Tolling of Statute of Limitation. The Guarantors agree that any payment or performance of any of the Liabilities or other Guaranteed Obligations or any other act which tolls any statute of limitations applicable to any of the Liabilities or other Guaranteed Obligations shall also toll the statute of limitations applicable to the Guarantors' liability under this Guaranty.

     10. Waivers. Each Guarantor hereby expressly waives and agrees not to directly or indirectly assert or enforce (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting any Borrower or any other party's liability under any of the Loan Documents or the enforcement of any Guaranteed Obligations or this Guaranty; (b) discharge due to any disability of any Borrower or any other party; (c) any defenses of any Borrower or any other party to obligations under any of the Loan Documents (other than the defense of prior payment or performance); (d) the benefit of any act or omission by the Lender or any other party which directly or indirectly results in or aids the discharge of any Borrower or any other party from any of the Liabilities or other Guaranteed Obligations, by operation of law or otherwise (except to the extent that such discharge results from prior payment in full in cash of the Guaranteed Obligations); (e) all notices whatsoever, including notice of acceptance of this Guaranty, of the creation, renewal, modification, extension or accrual of any of the Guaranteed Obligations, or the reliance by the Lender upon this Guaranty, or the exercise of any right, power or privilege of the Lender and the incurring of any Guaranteed Obligations; and
(f) any requirement that the Lender or any other party exhaust any right, power or remedy or proceed against any Borrower, any of the other companies or any other party or any other security for, or any other Guarantor of, or any other party liable for, any of the Liabilities or other Guaranteed Obligations. Each Guarantor specifically agrees that it shall not be necessary or required, and no Guarantor shall not be entitled to require, that the Lender or any other party
(i) file suit or proceed to assert or obtain a claim for personal judgment against any Borrower, any other Guarantor, any of the other companies or any other party for all or any part of the Liabilities or other Guaranteed Obligations; (ii) make any effort at collection or enforcement of all or any part of the Liabilities or other Guaranteed Obligations from any of the Borrowers, any other Guarantor, any of the other companies or any other party;
(iii) foreclose against, collect or seek to realize upon any collateral or any other security now or hereafter existing for all or any part of the Liabilities or other Guaranteed Obligations; (iv) file suit or proceed to obtain or assert a claim for personal judgment against the Guarantors or any other guarantors or other party liable for all or any part of the Liabilities or other Guaranteed Obligations; (v) exercise or assert any other right or remedy to which the Lender or any other party is or may be entitled in connection with the Liabilities or other Guaranteed Obligations or any security or Guaranty relating thereto; or (vi) file or assert any claim against assets of the Borrowers, the Guarantors, or any other party before or as a condition of enforcing the liability of the Guarantors under this Guaranty. The Liabilities and the other Guaranteed Obligations, shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty.

     11. Continuing Guaranty. This Guaranty shall be a continuing guaranty and shall remain in effect (subject to Section 12 hereof) until the Liabilities have been paid in full and all other Guaranteed Obligations have been discharged.

     12. Subrogation. No payment or performance hereunder by the Guarantors shall entitle any Guarantor to (a) subrogation to (or any other interest in) the rights of the Lender to any of the Liabilities or other Guaranteed Obligations, or (b) to any payment or performance by the Borrowers, except in each case (subject to Section 15) after payment and performance in full of the Liabilities and all other Guaranteed Obligations. Upon such payment and performance in full, and subject to Section 15 and the other provisions of this Guaranty, the Guarantors shall be entitled to exercise, by way of subrogation, remaining rights and remedies (if any) of the Lender in respect of any Guaranteed Obligations, including any Liabilities. If any amount shall be paid to any Guarantor on account of the foregoing rights at any time prior to the time that all the Liabilities and other Guaranteed Obligations have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender, to be credited and applied to the Liabilities and the other Guaranteed Obligations, whether matured or unmatured, in accordance with applicable terms of the Loan Documents.

     13. Reinstatement. Notwithstanding any provisions of the Loan Documents to the contrary, the liability of the Guarantors hereunder shall be reinstated and revived and the rights of the Lender shall continue if and to the extent that for any reason any payment by or on behalf of the Borrowers or the Guarantors is rescinded or must be otherwise restored by the Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid, and all losses, damages, reasonable and customary expenses (including reasonable attorneys' fees) that the Lender may suffer or incur as a result of any voided or otherwise set aside payments shall be specifically covered by the indemnity contained in Section 15 of this Guaranty. The determination as to whether any such payment must be rescinded or restored shall be made by the Lender in their sole discretion; provided, however, that if the Lender chooses to contest any such matter at the request of any Guarantor, each Guarantors agrees to indemnify and hold harmless the Lender from all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of such litigation. To the extent any payment is rescinded or restored, the Liabilities and the other Guaranteed Obligations shall, to the extent of that payment, be revived in full force and effect without reduction or discharge for that payment.

     14. Subordination of Indebtedness. Any indebtedness or other obligation of any Borrowers now or hereafter held by or owing to any Guarantor is hereby subordinated in time and right of payment to all obligations of the Borrowers to the Lender. Each Guarantor hereby assigns such indebtedness to the Lender, including the right to file proof of claim and the right to vote thereon in connection with any proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization, and following the occurrence and during the continuation of an Event of Default, any payments made on account of such indebtedness shall be collected, enforced and received by the Guarantors in trust for the Lender to be paid over to the Lender on account of the Liabilities of the Borrowers to the Lender, but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty. Each Guarantor agrees that until such payment in full of the Guaranteed Obligation, (a) no Guarantor shall accept payment from any other Guarantor by way of contribution on account of any payment made hereunder by such party to Lender, (b) no Guarantor will take any action to exercise or enforce any rights to such contribution, and (c) if any Guarantor should receive any payment, satisfaction or security for any indebtedness of any Borrower to any other
Guarantor or for any contribution by any other Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Guaranteed Obligations and until so delivered, shall be held in trust for Lender as security for the Guaranteed Obligations.

     15. Indemnification. Each Guarantor shall indemnify, defend in the manner provided below, and pay and hold harmless the Lender and any holder of any interest in the Note, and the officers, directors, employees and agents of and counsel to the Lender and such holders (collectively, the "Indemnitees" and each individually, an "Indemnitee") from and against any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel (including the allocated costs of in-house counsel of the Lender) for such Indemnitees in connection with any investigative, administrative or judicial action, suit or proceeding, whether or not any of such Indemnitees shall be designated a party thereto), which may be imposed on, incurred or suffered by or asserted against any such Indemnitee, if and to the extent that the same arise under Section 13 hereof (collectively, the "Indemnified Liabilities"); provided, however, that (a) the Guarantors shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent the same arise from any breach of any representation, warranty, covenant or agreement made by such Indemnitee under this Agreement or from the gross negligence or willful misconduct of such Indemnitee, and (b) the rights of any Indemnitee hereunder against any Guarantor in respect of any act or omission of the Guarantors or any other Person shall not be limited as a consequence of any act or omission of any other Indemnitee. Each Indemnitee will promptly notify, or cause to be notified, the Guarantors of (y) each action, suit or proceeding involving an Indemnified Liability that is the subject of service of process on such Indemnitee, and (z) each threatened action, suit or proceeding involving an Indemnified Liability of which the Indemnitee (and, in the case of any Indemnitee that is a party to the Loan Agreement, the officer of such Indemnitee who is the named person for notices to be sent under the Loan Agreement) has written notice; provided, however, that the failure to give the Guarantors prompt notice shall not adversely affect the indemnity rights granted to such Indemnitee hereunder except to the extent that the Guarantors establish that it has been prejudiced by such failure to give notice. If any investigative, judicial or administrative action, suit or proceeding arising from any Indemnified Liability is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this Section 15, the Guarantors, to the extent directed by the Indemnitees or intended Indemnitees, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by the Guarantors (which counsel shall be reasonably satisfactory to the affected Indemnitee(s), whose approval shall not be unreasonably delayed or withheld). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding, but solely at the cost of the Guarantors. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 15 may be unenforceable because it is violative of any law or public policy, the Guarantors shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Guarantors under this Section 15 shall survive the termination of this Guaranty and the discharge of the other Guaranteed Obligations.

     16. Waiver of Rights of Contribution if Guarantors is an Insider. Notwithstanding anything contained in this Guaranty to the contrary, including any right of subrogation the Guarantors may have under Section 12, in the event that (a) the Lender is unsecured or is undersecured by valid and non-avoidable liens in the collateral, with value equal to or greater than the Liabilities of the Borrowers included in the Guarantied Obligations or (b) any Guarantor asserts any claim (contingent or otherwise) against the Borrowers' estate in any Bankruptcy Case or proceeding with respect to any Guarantied Obligation, the Guarantors hereby subordinate to the rights and claims of the Lender against the Borrowers or any security any rights and claims the Guarantors may have or may hereafter acquire against the Borrowers or any security by reason of any of the Guarantied Obligations under or relating to this Guaranty, whether arising under any agreement or implied at law or in equity. The intended effect of this section is to eliminate any possible impairment of the rights and status of the Lender as a non-insider arising because of any claim for contribution or subrogation by the Guarantors in the context of any proceeding under the Bankruptcy Code involving the Borrowers.

     17. Limitation of Guaranty. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Guarantied Obligations for which each Guarantor shall be liable shall not exceed the lesser of (a) the sum of the Assets of such Guarantor, at a fair valuation based upon appraisals or comparable valuations minus the sum of the liabilities of such Guarantor, and (b) the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan
Document, as it relates to such Guarantor, voidable under Section 548 of the United States Bankruptcy Code or any comparable provision of any state law or any applicable law relating to fraudulent conveyance or fraudulent transfer.

     18. Contribution. To the extent that any Guarantor shall be required hereunder to pay a portion of the Guarantied Obligations which shall exceed the greater of (i) the amount of the economic benefit actually received by such Guarantor from the Loan and (ii) the amount which such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guarantied Obligations (excluding the amount thereof repaid by the Borrowers and the other Guarantors) in the same proportion as such Guarantor's net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought, then such Guarantor shall be reimbursed by the Borrowers and the other Guarantors for the amount of such excess, pro rata based on the respective net worth of the Borrowers and such other Guarantors at the date enforcement hereunder is sought.

     19. Notice. All notices or other written communications hereunder shall be deemed to have been properly given (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof,
(b) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to any Guarantor:

     At the  address  set forth in the  preamble  to this  Guaranty,  Attention:
Robert Cole

With a copy to:            Stearns Weaver Miller Weissler
                             Aldaheff & Sitterson, P.A.
                           150 West Flagler Street, Suite 2300
                           Miami, Florida 33130
                           Attention: Robert I. Weissler, Esq.

If to the Lender:

     At the address set forth in the preamble to this Guaranty

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section, the term "Business Day" shall mean a day on which the Lender or commercial banks are not authorized or required by law to close in New York, New York.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     20. No Waiver; Cumulative Remedies. The rights granted the Lender under this Guaranty or any other Loan Document or allowed to the Lender by law or in equity shall be cumulative and may be exercised at any time and from time to time. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall be construed or deemed to be a waiver thereof, nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or future exercise thereof or the exercise of any other right.

     21. Benefit of Guaranty. This Guaranty is made and entered into for the sole protection and benefit of the Lender and its successors and assigns, and no other Person, including other creditors or general or limited partners of the Borrowers, shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty. Except for the rights of the Lender and its successors and assigns under the applicable Loan Documents, nothing in this Guaranty shall directly or indirectly make any other Person a third party or other beneficiary hereto or to any of the Loan Documents or create any obligations or duties by the Lender to any such Person. The Lender shall not have any obligation to any such other Persons in connection with this Guaranty, and the Lender shall be entitled to exercise (or to refrain from exercising) any of its rights or remedies against the Guarantors without regard to any other Persons.

     22. Keep Well Covenants. Each Guarantor shall (a) cause each of its Subsidiaries to be operated and managed in such a manner that it will fulfill its obligations under the Loan Documents to which it is a party; (b) not file any petition for relief under the United States Bankruptcy Code or under any similar federal or state law against any such Subsidiaries; (c) provide funding to each Subsidiary to the extent necessary to enable each Subsidiary to fulfill its obligations under the Loan Documents.

     23. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantors against any and all of the obligations of the Guarantors now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Lender agrees promptly to notify the Guarantors after any such set-off and application made by the Lender; provided, however, that the failure to give such notice shall not effect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     24. Interpretation. At no time shall the prior or subsequent course of conduct by any of the parties hereto directly or indirectly limit, impair or otherwise adversely affect any of the rights or remedies of the Lender (or excuse or affect any of the Guarantors' obligations) in connection with this Guaranty or detract from or otherwise affect the literal interpretation and effect of this Guaranty. The descriptive headings in this Guaranty are for convenience of reference only and shall not affect the meaning of any provision of this Guaranty.

     25. No Offset or Right of Recoupment. The Guarantors shall not under any circumstances fail or delay to perform (or resist the enforcement of) any of its obligations to the Lender in connection with this Guaranty because of any alleged offsetting claim or right of recoupment or cause of action against the Lender (or any Indebtedness or obligation of the Lender) which has not been confirmed in a final judgment of a court of competent jurisdiction (sustained on appeal, if any) against the Lender, and the Guarantors hereby waive any such rights of setoff (or offset) or right of recoupment or which it might otherwise have with respect to any such claims or causes of action against the Lender (or any such obligations or Indebtedness of the Lender) unless and until such right of setoff is confirmed and liquidated by such a final judgment.

     26. Choice of Law. This Guaranty shall be governed by and be construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

     27. Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the Guarantors and the Lender, and their respective permitted successors, assigns and legal representatives of every kind, character or nature to the maximum extent of the law and in accordance with any limitations set forth in this Guaranty, specifically including, with respect to the Lender, any subsequent holder or holders of the Note or any interest therein, and the term "Lender" shall include any such holder or holders, including, without limitation, any Administrative Agent or Co-Lenders, as provided in Section 71 of the Loan Agreement. The Guarantors shall not assign or delegate any of its obligations under this Guaranty in whole or in part. The Guarantors acknowledge and agree that (a) any assignee or transferee of the Lender and any subsequent assignee or transferee thereof shall be vested with all the rights and powers of the Lender hereunder; and (b) any assignment or transfer by the Lender or subsequent assignment or transfer by such initial assignee or transferee shall in no way whatsoever impair or affect the Guarantors' obligations under this Guaranty or the Lender' rights, privileges, powers or remedies with respect to any indebtedness, the Guaranteed Obligations, or contract then existing or thereafter arising between the Borrowers, on the one hand, and the Lender, on the other, that is not transferred.

     28. Costs and Expenses. The Guarantors shall pay to the Lender all reasonable and customary costs and expenses (including all reasonable attorneys' fees and disbursements), incurred by the Lender in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Guaranty.

     29. Integration. This Guaranty (a) constitutes the entire agreement between or among the parties hereto relating to the subject matter hereof, (b) shall supersede and take the place of all negotiations, drafts, instruments, and written or oral communications purporting to be an agreement of the parties hereto relating to the subject matter hereof, and (c) is intended by each of the parties hereto to be the complete statement of the terms and conditions, and the final expression, of their agreement relating to the subject matter hereof.

     30. Severability. If any provision or provisions, or if any portion of any provision or provisions, contained in this Guaranty is or are found by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare any such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written or applied, then it is the intent of the parties hereto
(i) that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, including by virtue of any suspension or stay of such ruling pending appeal or other judicial review, by virtue of any reversal of such decision by a higher court or by reducing the amount or degree of any obligation or waiver which is unenforceably excessive by the minimum amount in order to make the same enforceable, (ii) that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were either not contained therein or not applied in such a manner as to be so unenforceable and
(iii) that the rights, obligations and interests of the parties hereto under the remainder of this Guaranty (including such portion, provision or provisions as otherwise applied) shall continue in full force and effect.

     31. Waiver of Jury Trial. LENDER AND EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY, THE LOAN EVIDENCED BY THE NOTE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER OR ANY GUARANTOR AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

     32. Consent to Service. Each Guarantor will maintain a place of business or an agent for service of process at the address set forth in the first paragraph hereof and give prompt notice to Lender of any change of address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Each Guarantor further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. Each Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

     33. Submission to Jurisdiction. With respect to any claim or action arising hereunder, each Guarantor (a) irrevocably submits to the nonexclusive jurisdiction of (i) the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (ii) the courts of the states (or countries) in which any of the Collateral is located and any United States District Court located in any of the states in which any of the Collateral is located, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     34. Jurisdiction Not Exclusive. Nothing in this Guaranty will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

     35. Waiver of Election of Remedies. To the extent applicable, each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed such Guarantors' rights of subrogation and reimbursement against the Borrowers by the operation of Section 580d of the Code of Civil Procedure of the State of California or otherwise.

                          NO FURTHER TEXT ON THIS PAGE

     36. Waiver of Appraisal Rights. The laws of the State of South Carolina provide that in any real estate foreclosure proceeding, a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of any Property located in South Carolina, as defined in the Mortgage, apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

     IN WITNESS WHEREOF, the Guarantors have executed and delivered this Guaranty as of the date first written above.


--------------------------------------------------------------------------------
LODGIAN, INC.                               KDS CORPORATION

By:                                         By:
  Name:    Toni Jones                           Name:    Toni Jones
  Title:   Vice President                       Title:   Vice President
-----------------------------------  -------------------------------------------

SERVICO, INC.                               AMIOP ACQUISITION CORP.

By:                                         By:
  Name:    Toni Jones                             Name:   Toni Jones
  Title:   Vice President                         Title:  Vice President

-----------------------------------  ------------------------------------------

--------------------------------------------------------------------------------
SERVICO OPERATIONS CORPORATION            SERVICO ACQUISITION CORP.

By:                                         By:
  Name:    Toni Jones                           Name:    Toni Jones
  Title:   Vice President                       Title:   Vice President
-----------------------------------  -------------------------------------------

SHARON MOTEL ENTERPRISES, INC.            PALM BEACH MOTEL ENTERPRISES, INC.

By:                                        By:
  Name:    Toni Jones                             Name:   Toni Jones
  Title:   Vice President                         Title:  Vice President

-----------------------------------  ------------------------------------------

                                   SCHEDULE 1



          BORROWER/LESSEE                           PROPERTY                           LESSOR/LENDER                  ANNUAL
                                                                                                                     PAYMENTS
----------------------------------------------------------------------------------------------------------------------------------
SERVICO CENTRE ASSOCIATES LIMITED       OMNI HOTEL WEST PALM BEACH, FL     FINANCIAL MARKETING SERVICES, INC.        $51,007
           PARTNERSHIP                                                     GELCO CORPORATION D/B/A GE CAPITAL
                                                                                  CHARTER FINANCIAL, INC.
                                                                                        LYON CREDIT
----------------------------------------------------------------------------------------------------------------------------------
       SERVICO METAIRIE, INC.              QUALITY HOTEL METAIRIE, LA                    TELERENT                     $59,160
                                                                                           M&SD
                                                                                  CHARTER FINANCIAL, INC.
----------------------------------------------------------------------------------------------------------------------------------
         ALBANY HOTEL, INC.                  OMNI ALBANY HOTEL, NY          FINANCIAL MARKETING SERVICES, INC.        $55,560
                                                                                  CHARTER FINANCIAL, INC.
                                                                                        LYON CREDIT
----------------------------------------------------------------------------------------------------------------------------------
   SERVICO ROLLING MEADOWS, INC.        HOLIDAY INN ROLLING MEADOWS, IL                 LYON CREDIT                   $53,976
----------------------------------------------------------------------------------------------------------------------------------
   SERVICO WEST PALM BEACH, INC.          SHERATON WEST PALM BEACH, FL                  LYON CREDIT                   $57,272
----------------------------------------------------------------------------------------------------------------------------------
MINNEAPOLIS MOTEL ENTERPRISES, INC.         HOLIDAY INN ST. PAUL, MN        FINANCIAL MARKETING SERVICES, INC.        $58,266
                                                                                           M&SD
                                                                                  CHARTER FINANCIAL, INC.
                                                                                        LYON CREDIT
                                                                                      METLIFE CAPITAL
-----------------------------------  -------------------------------------- ------------------------------------------------------
  SERVICO AUSTIN, INC.                     HOLIDAY INN AUSTIN SOUTH, TX     FINANCIAL MARKETING SERVICES, INC..       $59,500
                                                                                         TELERENT
                                                                                           M&SD
                                                                                  CHARTER FINANCIAL, INC.
                                                                                        LYON CREDIT
-----------------------------------------------------------------------------------------------------------------------------------
  IMPAC HOTELS, L.L.C.                HOLIDAY INN RIVERSIDE, RIVERSIDE, CA            SQUIRREL/SULCUS                 $51,235
------------------------------------------------------------------------------------------------------------------------------------
  IMPAC HOTELS, L.L.C.                HOLIDAY INN RIVERSIDE, RIVERSIDE, CA           FRYE ADVERTISING                 $51,300
------------------------------------------------------------------------------------------------------------------------------------
MELBOURNE HOSPITALITY ASSOCIATES           HOLIDAY INN MELBOURNE, FL         FINANCIAL MARKETING SERVICES, INC.       $71,232
        LIMITED PARTNERSHIP                                                            GE CAPITAL
                                                                                  CHARTER FINANCIAL, INC.
                                                                                        LYON CREDIT
------------------------------------------------------------------------------------------------------------------------------------
FORT WAYNE HOSPITALITY ASSOCIATES II,      HOLIDAY INN FORT WAYNE, IN                   TELERENT                     $181,560
        LIMITED PARTNERSHIP                                                      CHARTER FINANCIAL, INC.
                                                                                       LYON CREDIT
                                                                                     SANLYN & ASSOC.
                                                                                          GIAC
------------------------------------------------------------------------------------------------------------------------------------
RALEIGH DOWNTOWN ENTERPRISES, INC.         HOLIDAY INN RALEIGH, NC                        MS&D                       $177,276
                                                                                CHARTER FINANCIAL GROUP, INC.
                                                                                          GIAC
------------------------------------------------------------------------------------------------------------------------------------
APICO INNS OF PITTSBURGH, INC.             HOLIDAY INN MONROEVILLE, PA                  TELERENT                      $52,184
                                                                                          MS&D
                                                                                       LYON CREDIT
------------------------------------------------------------------------------------------------------------------------------------
      MOON AIRPORT MOTEL, INC.          CLARION ROYCE HOTEL PITTSBURGH, PA    FINANCIAL MARKETING SERVICES, INC.      $67,056
                                                                                         MS&D
                                                                                 CHARTER FINANCIAL, INC.
                                                                                      LYON CREDIT
------------------------------------------------------------------------------------------------------------------------------------
         WILPEN, INC.                        WESTIN WILLIAM PENN, PA                 AMPLICON FINANCIAL                $53,736
------------------------------------------------------------------------------------------------------------------------------------
    SAGINAW HOSPITALITY LIMITED              HOLIDAY INN SAGINAW, MI                   LYON CREDIT                    $223,368
            PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE 2

                                 PURCHASE RIGHTS


The following summarizes the purchase rights under partnership agreements applicable to the following entities:

1. The following provisions apply to the following partnerships: (i) 1075 Hospitality, L.P., (ii) Fort Wayne Hospitality Associates II Limited Partnership, (iii) Brecksville Hospitality, L.P. (Holiday -Richfield), (iv) Saginaw Hospitality Limited Partnership (Crowne Plaza -Saginaw), (v) Sioux City Hospitality, L.P. (Hilton -Sioux City), (vi) Worcester Hospitality Associates Limited Partnership (Crowne Plaza -Worcester).

          - change of ownership of 50% or more of Servico's general partner entity or the stock of the entities which control it or Servico, Inc. requires the consent of the other partners. Failure to consent requires the non-consenting partner to acquire Servico's partnership interests at its "net fair market value".

          - either general or limited partners may deliver a Sale Notice (as such term is defined in the applicable partnership agreement) stating the amount the party delivering the notice is offering to sell the partnership interest for. The party in receipt of the notice is afforded a 10-day period to respond. If the recipient declines the offer or fails to respond, then the party that delivers the Sale Notice is provided the opportunity to solicit outside offers to purchase the partnership's hotel. If an outside offer is received for an amount that would result in a distribution to the party delivering the Sale Notice which is 5% greater than the amount that would have otherwise been received had the Sale Notice been accepted, then the party in receipt of the Sale Notice must cooperate with the sale. If an offer is received that the party delivering the Sale Notice desires to accept, but does not meet the above criteria, and the offer would result in a distribution to the partners in an amount adequate to fully recover their capital, then the party receiving the Sale Notice may acquire the partnership interest of the party delivering the notice for the amount that the partner would have received as a distribution if the sale had occurred or in the alternative, cooperate with the Sale.

2.   Columbus Hospitality Associates Limited Partnership (Holiday Inn -Columbus)

          - subsequent to 12/20/97 the limited partners can require Servico's general partner entity to place the partnership's assets for sale. The general partner has the option to consent or to negotiate with the limited partners for the purchase of their partnership interests. If the partnership receives an offer to purchase and the limited partners want to accept, then the general partner can cash out the limited partners for the amount of the proceeds they would have received had the transaction been consummated.




3.   SLB Managers LP (the general partner of the European venture)

          - Section 5.9 contains buy/sell provisions in the event that both of the general partners are unable to reach agreement with respect to any Major Decision (as defined in said partnership agreement).


                                  SCHEDULE 4(Q)
                                  -------------



                                                                          OWNERSHIP OF                 PERCENTAGE
          SUBSIDIARY                     JURISDICTION                     INTERESTS IN                     OF
                                                                           SUBSIDIARY                   OWNERSHIP
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    12801 NWF Beverage, Inc.           TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      3401 AUSTIN BEVERAGE             TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    AMIOP ACQUISITION CORP.          DELAWARE CORPORATION                SERVICO, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       ALBANY HOTEL, INC.             FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        APICO HILLS INC.                 PENNSYLVANIA              SHARON MOTEL ENTERPRISES,              100%
                                          CORPORATION                         INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   APICO INNS OF GREEN TREE,             PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
              INC.                        CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
         APICO INNS OF                   PENNSYLVANIA              SHARON MOTEL ENTERPRISES,              100%
       PENNSYLVANIA, INC.                 CORPORATION                         INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   APICO INNS OF PITTSBURGH,             PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
              INC.                        CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     APICO MANAGEMENT CORP.              PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
                                          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   ATLANTA-HILLSBORO LODGING,           GEORGIA LIMITED                  SERVICO, INC.                    100%
             L.L.C.                    LIABILITY COMPANY
--------------------------------  ---------------------------  ---------------------------------- ---------------------
 BRECKSVILLE HOSPITALITY, INC.         OHIO CORPORATION             SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        BRUNSWICK MOTEL               GEORGIA CORPORATION           SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    DOTHAN HOSPITALITY 3053,          ALABAMA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    DOTHAN HOSPITALITY 3071,          ALABAMA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     EUROPEAN VENTURE, INC.           FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       FAYETTEVILLE MOTEL               NORTH CAROLINA              SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.                  CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   FOURTH STREET HOSPITALITY,          IOWA CORPORATION             SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      FT. LAUDERDALE MOTEL            FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
        ASSOCIATES INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   GADSDEN HOSPITALITY, INC.          ALABAMA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   GREAT SOUTHERN MINING CO.,         ALABAMA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      GROUPERS AND COMPANY              SOUTH CAROLINA              SERVICO OPERATIONS CORP.              100%
       SEAFOOD RESTAURANT                 CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        HARRISBURG MOTEL                 PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.                  CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   HEARTLANDS GARDEN GRILLE,          KANSAS CORPORATION            SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       HILTON HEAD MOTEL                SOUTH CAROLINA              SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.                  CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   ISLAND MOTEL ENTERPRISES,          GEORGIA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        KDS CORPORATION               NEVADA CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   KINSER MOTEL ENTERPRISES,          INDIANA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       LODGIAN AMI, INC.             MARYLAND CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     LODGIAN ANAHEIM, INC.          CALIFORNIA CORPORATION          SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     LODGIAN FLORIDA, INC.            FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    LODGIAN LANCASTER NORTH,             PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
              INC.                        CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       LODGIAN MANAGEMENT            DELAWARE CORPORATION           SERVICO OPERATIONS CORP.              100%
             CORP.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     LODGIAN ONTARIO, INC.          CALIFORNIA CORPORATION          SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      LODGIAN YORK MARKET                PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
          STREET, INC.                    CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    MARKETING DESIGN FORCE,           FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      MAIN AVENUE BEVERAGE             TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       MC BEVERAGE CORP.               TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      MCKNIGHT MOTEL, INC.               PENNSYLVANIA              SHARON MOTEL ENTERPRISES,              100%
                                          CORPORATION                         INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       MINNEAPOLIS MOTEL             MINNESOTA CORPORATION         SHARON MOTEL ENTERPRISES,              100%
       ENTERPRISES, INC.                                                      INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    MOON AIRPORT MOTEL, INC.             PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
                                          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        MULLIGAN'S, INC.              ALABAMA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   NEW ORLEANS AIRPORT MOTEL          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   NH MOTEL ENTERPRISES, INC.        MICHIGAN CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        PALM BEACH MOTEL              FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
         PENMOCO, INC.                GEORGIA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        RALEIGH-DOWNTOWN                NORTH CAROLINA              SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.                  CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   RALEIGH MOTEL ENTERPRISES,           NORTH CAROLINA              SERVICO OPERATIONS CORP.              100%
              INC.                        CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     ROYCE MANAGEMENT CORP.           GEORGIA CORPORATION           SERVICO OPERATIONS CORP.              100%
             OF GA.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        SHG-S SUB, INC.               FLORIDA CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        SHG-I SUB, INC.               GEORGIA CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        SHG-II SUB, INC.             KENTUCKY CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       SHG-III SUB, INC.             KENTUCKY CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        SHG-IV SUB, INC.              FLORIDA CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        SHG-VI SUB, INC.             DELAWARE CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       SHGV-VII SUB, INC.            DELAWARE CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      SHGV-VIII SUB, INC.             FLORIDA CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SECOND FAYETTEVILLE MOTEL            NORTH CAROLINA             SHARON MOTEL ENTERPRISES,              100%
       ENTERPRISES, INC.                  CORPORATION                         INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SECOND PALM BEACH MOTEL           FLORIDA CORPORATION          SHARON MOTEL ENTERPRISES,              100%
       ENTERPRISES, INC.                                                      INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO ACQUISITION CORP.          FLORIDA CORPORATION                SERVICO, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      SERVICO AUSTIN, INC.             TEXAS CORPORATION                KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO CEDAR RAPIDS, INC.          IOWA CORPORATION             SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO COLESVILLE, INC.         MARYLAND CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO COLUMBIA, INC.          MARYLAND CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO COLUMBIA II, INC.         MARYLAND CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO COLUMBUS, INC.           FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO CONCORD, INC.          CALIFORNIA CORPORATION          SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SERVICO COUNCIL BLUFFS, INC.         IOWA CORPORATION             SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO EAST WASHINGTON,          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO FLAGSTAFF, INC.           ARIZONA CORPORATION               KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO FORT WAYNE, INC.          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SERVICO FORT WAYNE II, INC.         FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      SERVICO FRISCO, INC.           COLORADO CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO FT. PIERCE, INC.         DELAWARE CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO GRAND ISLAND, INC.        NEW YORK CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO HILTON HEAD, INC.            SOUTH CAROLINA              SERVICO OPERATIONS CORP.              100%
                                          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO HOSPITALITY, INC.          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO HOTELS I, INC.           FLORIDA CORPORATION               KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO HOTELS II, INC.           FLORIDA CORPORATION               KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO HOTELS III, INC.          FLORIDA CORPORATION               KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO HOTELS IV, INC.           FLORIDA CORPORATION               KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO HOUSTON, INC.             TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
         SERVICO, INC.                FLORIDA CORPORATION                LODGIAN, INC.                    100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO JAMESTOWN, INC.          NEW YORK CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO LANSING, INC.           MICHIGAN CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO LAWRENCE, INC.           KANSAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO LAWRENCE II, INC.          KANSAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO MANAGEMENT CORP.          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       SERVICO MANAGEMENT              TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
      CORPORATION (TEXAS)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO MANHATTAN, INC.           KANSAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO MANHATTAN II, INC.         KANSAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SERVICO MARKET CENTER, INC.          TEXAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO MARYLAND, INC.          MARYLAND CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO MELBOURNE, INC.           FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO METAIRIE, INC.          LOUISIANA CORPORATION              KDS CORPORATION                   100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO NEW YORK, INC.          NEW YORK CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SERVICO NIAGARA FALLS, INC.        NEW YORK CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO NORTHWOODS, INC.          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      SERVICO OMAHA, INC.            NEBRASKA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO OMAHA CENTRAL,          NEBRASKA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       SERVICO OPERATIONS             FLORIDA CORPORATION                SERVICO, INC.                    100%
          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO PENSACOLA, INC.          DELAWARE CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO PENSACOLA 7200,          DELAWARE CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO PENSACOLA 7330,          DELAWARE CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO ROLLING MEADOWS,         ILLINOIS CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO ROSEVILLE, INC.          MINNESOTA CORPORATION          SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO SAGINAW, INC.           MICHIGAN CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SERVICO SILVER SPRING, INC.         FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO SUMMERVILLE, INC.            SOUTH CAROLINA              SERVICO OPERATIONS CORP.              100%
                                          CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      SERVICO TUCSON, INC.            ARIZONA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO VALHALLA, INC.           NEVADA CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO VALHALLA II, INC.          NEVADA CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO WEST DES MOINES,           IOWA CORPORATION             SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO WEST PALM BEACH,          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
-------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO WICHITA, INC.            KANSAS CORPORATION            SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SERVICO WINDSOR, INC.            FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO WINDSOR II, INC.          FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO WINTER HAVEN, INC.         FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    SERVICO WORCESTER, INC.           FLORIDA CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SHARON MOTEL ENTERPRISES,             PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
              INC.                        CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     SHC OF DELAWARE, INC.           DELAWARE CORPORATION           SERVICO OPERATIONS CORP.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SHEFFIELD MOTEL ENTERPRISES,        ALABAMA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      SIXTEEN HOTELS, INC.           MARYLAND CORPORATION         AMI OPERATING PARTNERS, L.P.            100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   STEVENS CREEK HOSPITALITY,         GEORGIA CORPORATION           SERVICO OPERATIONS CORP.              100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        WASHINGTON MOTEL                 PENNSYLVANIA               SERVICO OPERATIONS CORP.              100%
       ENTERPRISES, INC.                  CORPORATION
--------------------------------  ---------------------------  ---------------------------------- ---------------------
          WILPEN INC.                    PENNSYLVANIA              SHARON MOTEL ENTERPRISES,              100%
                                          CORPORATION                         INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     1075 HOSPITALITY, L.P.             GEORGIA LIMITED            STEVENS CREEK HOSPITALITY,              51%
                                          PARTNERSHIP                         INC.
                                                                       (GENERAL PARTNER)

                                                                  SOL VATION, INC. D/B/A SMITH             48%
                                                                       MANAGEMENT COMPANY
                                                                       (LIMITED PARTNER)
                                                                    (UNAFFILIATED ENTITY)
                                                                                                           1%
                                                                     WOLVERINE HOSPITALITY
                                                                         COMPANY, INC.
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    AMI OPERATING PARTNERS,            DELAWARE LIMITED              AMI ACQUISITION CORP.                100%
              L.P.                        PARTNERSHIP                  (GENERAL PARTNER)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    BRECKSVILLE HOSPITALITY,             OHIO LIMITED            BRECKSVILLE HOSPITALITY, INC.             51%
              L.P.                        PARTNERSHIP                  (GENERAL PARTNER)

                                                                  SOL VATION, INC. D/B/A SMITH
                                                                       MANAGEMENT COMPANY                  48%
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)

                                                                     WOLVERINE HOSPITALITY                 1%
                                                                         COMPANY, INC.
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      COLUMBUS HOSPITALITY              FLORIDA LIMITED              SERVICO COLUMBUS, INC.                30%
        ASSOCIATES, L.P.                  PARTNERSHIP                  (GENERAL PARTNER)

                                                                    A GROUP OF 18 INVESTORS                70%
                                                                       (LIMITED PARTNERS)
                                                                         (UNAFFILIATED)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
        EAST WASHINGTON                 ARIZONA LIMITED          SERVICO EAST WASHINGTON, INC.
        ASSOCIATES, L.P.                  PARTNERSHIP                  (GENERAL PARTNER)
                                                                                                          100%
                                                                      SERVICO TUCSON, INC.
                                                                       (LIMITED PARTNER)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     FORT WAYNE HOSPITALITY             FLORIDA LIMITED           SERVICO FORT WAYNE II, INC.              51%
      ASSOCIATES II, L.P.                 PARTNERSHIP                  (GENERAL PARTNER)

                                                                  SOL VATION, INC. D/B/A SMITH
                                                                       MANAGEMENT COMPANY                  48%
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)

                                                                       SPIRE REALTY GROUP                  1%
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   LAWRENCE HOSPITALITY, L.P.           KANSAS LIMITED               SERVICO LAWRENCE, INC.               100%
                                          PARTNERSHIP                  (GENERAL PARTNER)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  MANHATTAN HOSPITALITY, L.P.           KANSAS LIMITED              SERVICO MANHATTAN, INC.
                                          PARTNERSHIP                  (GENERAL PARTNER)
                                                                                                          100%
                                                                   SERVICO MANHATTAN II, INC.
                                                                       (LIMITED PARTNER)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     MELBOURNE HOSPITALITY              FLORIDA LIMITED             SERVICO MELBOURNE, INC.                50%
        ASSOCIATES, L.P.                  PARTNERSHIP                  (GENERAL PARTNER)

                                                                    A GROUP OF 18 INVESTORS                50%
                                                                       (LIMITED PARTNERS)
                                                                         (UNAFFILIATED)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   NEW ORLEANS AIRPORT MOTEL            FLORIDA LIMITED            NEW ORLEANS AIRPORT MOTEL               50%
        ASSOCIATES, L.P.                  PARTNERSHIP                  ENTERPRISES, INC.
                                                                       (GENERAL PARTNER)

                                                                    A GROUP OF 18 INVESTORS                50%
                                                                       (LIMITED PARTNERS)
                                                                         (UNAFFILIATED)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SAGINAW HOSPITALITY, L.P.           MICHIGAN LIMITED              SERVICO SAGINAW, INC.                 51%
                                          PARTNERSHIP                  (GENERAL PARTNER)

                                                                  SOL VATION, INC. D/B/A SMITH             48%
                                                                       MANAGEMENT COMPANY
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)

                                                                     WOLVERINE HOSPITALITY                 1%
                                                                         COMPANY, INC.
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SERVICO CENTER ASSOCIATES            FLORIDA LIMITED                 PALM BEACH MOTEL                   50%
              LTD.                        PARTNERSHIP                  ENTERPRISES, INC.
                                                                       (GENERAL PARTNER)

                                                                    A GROUP OF 35 INVESTORS                50%
                                                                       (LIMITED PARTNERS)
                                                                         (UNAFFILIATED)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
  SIOUX CITY HOSPITALITY, L.P.           IOWA LIMITED           FOURTH STREET HOSPITALITY, INC.            51%
                                          PARTNERSHIP                  (GENERAL PARTNER)

                                                                  SOL VATION, INC. D/B/A SMITH             48%
                                                                       MANAGEMENT COMPANY
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)

                                                                     WOLVERINE HOSPITALITY                 1%
                                                                         COMPANY, INC.
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   SOUTHFIELD HOTEL GROUP II,          MICHIGAN LIMITED                S.A.I. CORPORATION                  1%
              L.P.                        PARTNERSHIP                  (GENERAL PARTNER)

                                                                      MCKNIGHT MOTEL, INC.                 50%
                                                                       (LIMITED PARTNER)

                                                                     SOUTHFIELD ASSOCIATES                 49%
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
     WORCESTER HOSPITALITY              FLORIDA LIMITED             SERVICO WORCESTER, INC.                51%
        ASSOCIATES, L.P.                  PARTNERSHIP                  (GENERAL PARTNER)

                                                                 SOL VATION HOSPITALITY, INC.,             48%
                                                                     D/B/A SMITH MANAGEMENT
                                                                            COMPANY
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)

                                                                     WORCESTER HOSPITALITY                 1%
                                                                         COMPANY, INC.
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   IMPAC HOTEL GROUP, L.L.C.            GEORGIA LIMITED                  LODGIAN, INC.                    100%
                                       LIABILITY COMPANY
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       IMPAC SPE #1, INC.             GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       IMPAC SPE #2, INC.             GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       IMPAC SPE #3, INC.             GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       IMPAC SPE #4, INC.             GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       IMPAC SPE #5, INC.             GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       IMPAC SPE #6, INC.             GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   IMPAC HOLDINGS III, L.L.C.           GEORGIA LIMITED            IMPAC HOTEL GROUP, L.L.C.              100%
                                       LIABILITY COMPANY
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    ATLANTA-BOSTON HOLDINGS,            GEORGIA LIMITED            IMPAC HOTEL GROUP, L.L.C.              100%
             L.L.C.                    LIABILITY COMPANY
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    ATLANTA-BOSTON SPE, INC.          GEORGIA CORPORATION          IMPAC HOTEL GROUP, L.L.C.              100%
--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               99%
     IMPAC HOTELS I, L.L.C.             GEORGIA LIMITED                     (MEMBER)
                                       LIABILITY COMPANY
                                                                       IMPAC SPE #1, INC.                  1%
                                                                       (MANAGING MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               99%
    IMPAC HOTELS II, L.L.C.             GEORGIA LIMITED                     (MEMBER)
                                       LIABILITY COMPANY
                                                                       IMPAC SPE #2, INC.                  1%
                                                                       (MANAGING MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
    DIA LODGING ASSOCIATES,           GEORGIA CORPORATION              IMPAC SPE #3, INC.                 100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
    DIA LODGING ASSOCIATES I                                       IMPAC HOTEL GROUP, L.L.C.               99%
              L.P.                      GEORGIA LIMITED                (LIMITED PARTNER)
                                          PARTNERSHIP
                                                                       IMPAC SPE #3, INC.                  1%
                                                                       (GENERAL PARTNER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
      LITTLE ROCK LODGING             GEORGIA CORPORATION              IMPAC SPE #3, INC.                 100%
        ASSOCIATES, INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
      LITTLE ROCK LODGING                                          IMPAC HOTEL GROUP, L.L.C.               99%
       ASSOCIATES I, L.P.               GEORGIA LIMITED                (LIMITED PARTNER)
                                          PARTNERSHIP
                                                                       IMPAC SPE #3, INC.                  1%
                                                                       (GENERAL PARTNER)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
   TULSA LODGING ASSOCIATES,          GEORGIA CORPORATION              IMPAC SPE #3, INC.                 100%
              INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               99%
  TULSA LODGING ASSOCIATES I,           GEORGIA LIMITED                (LIMITED PARTNER)
              L.P.                        PARTNERSHIP
                                                                       IMPAC SPE #3, INC.                  1%
                                                                       (GENERAL PARTNER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
         DEDHAM LODGING               GEORGIA CORPORATION              IMPAC SPE #3, INC.                 100%
        ASSOCIATES, INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               99%
         DEDHAM LODGING                 GEORGIA LIMITED                (LIMITED PARTNER)
       ASSOCIATES I, L.P.                 PARTNERSHIP
                                                                       IMPAC SPE #3, INC.                  1%
                                                                       (GENERAL PARTNER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
       LAFAYETTE LODGING              GEORGIA CORPORATION              IMPAC SPE #3, INC.                 100%
        ASSOCIATES, INC.
--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               60%
    MACON HOTEL ASSOCIATES,          MASSACHUSETTS LIMITED             (MANAGING MEMBER)
             L.L.C.                    LIABILITY COMPANY
                                                                      PCG/MACON INVESTMENT                 40%
                                                                   CORP. (NOT AFFILIATED WITH
                                                                             IMPAC)
                                                                            (MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               99%
    IMPAC HOTEL MANAGEMENT,             GEORGIA LIMITED                     (MEMBER)
             L.L.C.                    LIABILITY COMPANY
                                                                       IMPAC SPE #4, INC.                  1%
                                                                       (MANAGING MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOTEL GROUP, L.L.C.               99%
     IMPAC DEVELOPMENT AND              GEORGIA LIMITED                     (MEMBER)
      CONSTRUCTION, L.L.C.             LIABILITY COMPANY
                                                                       IMPAC SPE #5, INC.                  1%
                                                                       (MANAGING MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
                                                                   IMPAC HOLDINGS III, L.L.C.              99%
    IMPAC HOTELS III, L.L.C.            GEORGIA LIMITED                     (MEMBER)
                                       LIABILITY COMPANY
                                                                       IMPAC SPE #6, INC.                  1%
                                                                       (MANAGING MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
    ATLANTA-BOSTON LODGING,                                         ATLANTA BOSTON HOLDINGS,
             L.L.C.                     GEORGIA LIMITED                      L.L.C.                        99%
                                       LIABILITY COMPANY                    (MEMBER)

                                                                    ATLANTA-BOSTON SPE, INC.               1%
                                                                       (MANAGING MEMBER)

--------------------------------  ---------------------------  ---------------------------------- ---------------------
       SLB HOLDINGS, L.P.              DELAWARE LIMITED                SLB MANAGERS, L.P.                  1%
                                          PARTNERSHIP                  (GENERAL PARTNER)

                                                                    SERVICO OPERATIONS CORP.              49.5%
                                                                       (LIMITED PARTNER)

                                                                         LBSLB I, INC.                    49.5%
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------
       SLB MANAGERS, L.P.              DELAWARE LIMITED             EUROPEAN VENTURES, INC.                50%
                                          PARTNERSHIP                  (GENERAL PARTNER)

                                                                         LBSLB II, INC.                    1%
                                                                       (GENERAL PARTNER)
                                                                     (UNAFFILIATED ENTITY)

                                                                        LBSLB III, INC.                    49%
                                                                       (LIMITED PARTNER)
                                                                     (UNAFFILIATED ENTITY)
--------------------------------  ---------------------------  ---------------------------------- ---------------------


                                SCHEDULE (4(AA))


                       ALL PERMITTED CAPITAL EXPENDITURES
         FOR ADDITIONS OR EXPANSIONS OF EXISTING HOTELS OR IMPROVEMENTS



------------------------ ---------------------- --------------------  ----------------------- ------------------------

        PROPERTY             DESCRIPTION OF        TOTAL COST OF              COST OF             COST TO COMPLETE
                              EXPANSION OR          CONSTRUCTION           CONSTRUCTION             CONSTRUCTION
                                ADDITION                                 EXPENDED TO DATE
------------------------ ---------------------- --------------------  ----------------------- ------------------------
   PORTLAND MARRIOTT        CONSTRUCTION OF         $34,302,000             $27,760,601              $6,541,399
      PORTLAND, OR              249 ROOM
                                MARRIOTT
------------------------ ---------------------- --------------------  ----------------------- ------------------------
       LIVERMORE            CONSTRUCTION OF
      COURTYARD BY              122 ROOM            $11,924,630             $6,527,278               $5,397,352
        MARRIOTT               COURTYARD
     LIVERMORE, CA
------------------------ ---------------------- --------------------  ----------------------- ------------------------
   RIO RANCHO HILTON        CONSTRUCTION OF         $10,214,409             $8,982,309               $1,232,100
         GARDEN             129 ROOM HILTON
     RIO RANCHO, NM              GARDEN
------------------------ ---------------------- --------------------  ----------------------- ------------------------
     DENVER AIRPORT         CONSTRUCTION OF         $24,494,344             $24,299,892               $194,452
        MARRIOTT                238 ROOM
       AURORA, CO               MARRIOTT
------------------------ ---------------------- --------------------  ----------------------- ------------------------
      LAKE OSWEGO           CONSTRUCTION OF         $16,631,836             $4,717,665               11,914,171
      HILTON GARDEN          181 ROOM HILTON
     LAKE OSWEGO, OR              GARDEN
------------------------ ---------------------- --------------------  ----------------------- ------------------------
    BOSTON COURTYARD         RENOVATION AND         $16,078,495             $9,446,640               $6,631,855
       BY MARRIOTT           ADDITION OF NEW
       REVERE, MA            30 ROOM TOWER
------------------------ ---------------------- --------------------  ----------------------- ------------------------





        PROPERTY                AMOUNT OF           SOURCE OF FUNDS
        --------                UNFUNDED            ---------------
                             CREDIT FACILITY
------------------------  --------------------- ------------------------
   PORTLAND MARRIOTT           $6,541,399                NOMURA
      PORTLAND, OR

------------------------  --------------------- ------------------------
       LIVERMORE
      COURTYARD BY             $5,397,352                NOMURA
        MARRIOTT
     LIVERMORE, CA
------------------------  --------------------- ------------------------
   RIO RANCHO HILTON           $1,232,100                NOMURA
         GARDEN
     RIO RANCHO, NM
------------------------  --------------------- ------------------------
     DENVER AIRPORT             $194,452                 NOMURA
        MARRIOTT
       AURORA, CO
------------------------  --------------------- ------------------------
      LAKE OSWEGO              11,642,285                NOMURA
      HILTON GARDEN
     LAKE OSWEGO, OR
------------------------  --------------------- ------------------------
    BOSTON COURTYARD              $0.00                   NONE
       BY MARRIOTT
       REVERE, MA
------------------------  --------------------- ------------------------




                                              SCHEDULE 7(I)

                                             EXCLUDED ASSETS


PROPERTY                                   OWNER                             CITY                    STATE
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL ADJACENT TO THE SHERATON       SERVICO OMAHA, INC.               OMAHA                   NE
OMAHA
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL ADJACENT TO THE WINDSOR        SERVICO WINDSOR, INC.             WINDSOR                 ONT
HOLIDAY INN SELECT
------------------------------------------ --------------------------------- ----------------------------------------
LAND & BUILDING, FORMERLY THE HOWARD       APICO INNS OF PENNSYLVANIA        PITTSBURGH              PA
JOHNSON PITTSBURGH AIRPORT                 INC.
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL                                LODGIAN ANAHEIM, INC.             ANAHEIM                 CA
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL                                ATLANTA-HILLSBORO LODGING,        HILLSBORO               OR
                                           INC.
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL                                LODGIAN ONTARIO, INC.             ONTARIO                 CA
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL ADJACENT TO THE HOLIDAY        IMPAC HOTELS I, L.L.C.            DALLAS                  TX
INN SELECT (APPROXIMATELY 1 ACRE)
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL                                SECOND PALM BEACH MOTEL           W. PALM BEACH           FL
                                           ENTERPRISES, INC.
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL                                SECOND FAYETTEVILLE MOTEL         FAYETTEVILLE            NC
                                           ENTERPRISES, INC.
------------------------------------------ --------------------------------- ----------------------------------------
OFFICE BUILDING ADJACENT TO THE            SERVICO MARYLAND, INC.            SILVER SPRING           MD
HOLIDAY INN
------------------------------------------ --------------------------------- ----------------------------------------
HOLIDAY INN LANCASTER NORTH                AMI OPERATING PARTNERS, L.P.      LANCASTER               PA
                                           PRIOR TO CONVEYANCE TO
                                           LODGIAN LANCASTER NORTH, INC.
------------------------------------------ --------------------------------- ----------------------------------------
HOLIDAY INN MARKET STREET                  AMI OPERATING PARTNERS, L.P.      YORK                    PA
                                           PRIOR TO CONVEYANCE TO
                                           LODGIAN YORK MARKET STREET,
                                           INC.
------------------------------------------ --------------------------------- ----------------------------------------
LAND PARCEL                                RALEIGH NORTH ASSOCIATES          RALEIGH                 NC
                                           JOINT VENTURE (SERVICO 50%
                                           OWNER)
------------------------------------------ --------------------------------- ----------------------------------------

                                            SCHEDULE 8(B)(III)



            BORROWER                    RECOURSE          GUARANTOR                  COLLATERAL                 LENDER
                                           TO
                                        BORROWER
---------------------------------  ----------------  ------------------  ----------------------------------- -------------
       ALBANY HOTEL, INC.                                                      OMNI ALBANY HOTEL, NY
        APICO HILLS, INC.                  YES          LODGIAN, INC.       HOLIDAY INN PARKWAY EAST, PA        SECORE
 APICO INNS OF GREEN TREE, INC.                                               HOLIDAY INN GREENTREE, PA
 APICO INNS OF PITTSBURGH, INC.                         SERVICO, INC.        HOLIDAY INN MONROEVILLE, PA
BRUNSWICK MOTEL ENTERPRISES, INC.                                             HOLIDAY INN BRUNSWICK, GA
  DOTHAN HOSPITALITY 3053, INC.                            SERVICO             HOLIDAY INN DOTHAN, AL
  DOTHAN HOSPITALITY 3071, INC.                        OPERATIONS CORP.        HAMPTON INN DOTHAN, AL
FAYETTEVILLE MOTEL ENTERPRISES, INC.                                        HOLIDAY INN FAYETTEVILLE, NC
    GADSDEN HOSPITALITY, INC.                            SHARON MOTEL      HOLIDAY INN EXPRESS GADSDEN, AL
 SERVICO CENTER ASSOCIATES, LTD.                       ENTERPRISES, INC.   OMNI HOTEL WEST PALM BEACH, FL
MINNEAPOLIS MOTEL ENTERPRISES, INC.                                           HOLIDAY INN ST. PAUL, MN
   NH MOTEL ENTERPRISES, INC.                                KDS                NORTHFIELD HILTON, MI
      SERVICO AUSTIN, INC.                               CORPORATION           HOLIDAY INN AUSTIN, TX
   SERVICO CEDAR RAPIDS, INC.                                               CROWNE PLAZA CEDAR RAPIDS, IA
    SERVICO COLESVILLE, INC.                                AMIOP                  TOWN CENTER, MD
     SERVICO COLUMBIA, INC.                              ACQUISITION             COLUMBIA HILTON, MD
     SERVICO FLAGSTAFF, INC.                                CORP.           HOWARD JOHNSON FLAGSTAFF, AZ
    SERVICO FT. PIERCE, INC.                                                 HOLIDAY INN FT. PIERCE, FL
   SERVICO GRAND ISLAND, INC.                              SERVICO          HOLIDAY INN GRAND ISLAND, NY
    SERVICO HILTON HEAD, INC.                            ACQUISITION      FOUR POINTS HOTEL HILTON HEAD, SC
      SERVICO HOUSTON, INC.                                 CORP.             RAMADA PLAZA HOUSTON, TX
     SERVICO JAMESTOWN, INC.                                                  HOLIDAY INN JAMESTOWN, NY
      SERVICO WINDSOR, INC.                               PALM BEACH         HOLIDAY INN WINDSOR, CANADA
   SERVICO MARKET CENTER, INC.                              MOTEL              HOLIDAY INN DALLAS, TX
     SERVICO MARYLAND, INC.                            ENTERPRISES, INC.    HOLIDAY INN SILVER SPRING, MD
     SERVICO METAIRIE, INC.                                                  QUALITY HOTEL METAIRIE, LA
     SERVICO NEW YORK, INC.                                                CLARION HOTEL NIAGARA FALLS, NY
   SERVICO NIAGARA FALLS, INC.                                              HOLIDAY INN NIAGARA FALLS, NY
    SERVICO NORTHWOODS, INC.                                             BEST WESTER CHARLESTON AIRPORT, SC
     SERVICO PENSACOLA, INC.                                              HOLIDAY INN EXPRESS PENSACOLA, FL
  SERVICO PENSACOLA 7200, INC.                                             HOLIDAY INN UNIVERSITY MALL, FL
  SERVICO PENSACOLA 7330, INC.                                                HAMPTON INN PENSACOLA, FL
  SERVICO ROLLING MEADOWS, INC.                                            HOLIDAY INN ROLLING MEADOWS, IL
     SERVICO ROSEVILLE, INC.                                                  COMFORT INN ROSEVILLE, MN
  SERVICO WEST PALM BEACH, INC.                                             SHERATON WEST PALM BEACH, FL
   SERVICO WINTER HAVEN, INC.                                               HOLIDAY INN WINTER HAVEN, FL
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
SHEFFIELD MOTEL ENTERPRISES, INC.          YES          LODGIAN, INC.         HOLIDAY INN SHEFFIELD, AL         SECORE
   SERVICO SILVER SPRING, INC.                                               DAYS INN SILVER SPRING, MD
  AMI OPERATING PARTNERS, L.P.                          SERVICO, INC.       HOLIDAY INN EAST HARTFORD, CT
                                                                           HOLIDAY INN BELMONT, MD
                                                           SERVICO         HOLIDAY INN CROMWELL BRIDGE, MD
                                                       OPERATIONS CORP.     HOLIDAY INN YORK ARSENAL, PA
                                                                            HOLIDAY INN FREDERICK, MD
                                                         SHARON MOTEL
                                                       ENTERPRISES, INC.

                                                             KDS
                                                         CORPORATION

                                                            AMIOP
                                                         ACQUISITION
                                                            CORP.

                                                           SERVICO
                                                         ACQUISITION
                                                            CORP.

                                                          PALM BEACH
                                                            MOTEL
                                                       ENTERPRISES, INC.


---------------------------------  ------------------- ----------------  ----------------------------------- -------------
      SERVICO CONCORD, INC.               YES*          LODGIAN, INC.           SHERATON CONCORD, CA
  AMI OPERATING PARTNERS, L.P.                                               HOLIDAY INN GLEN BURNIE, MD       BANC ONE
 ISLAND MOTEL ENTERPRISES, INC.                            SERVICO          HOLIDAY INN INNER HARBOR, MD
          PENMOCO, INC.                                 CONCORD, INC.        HOLIDAY INN BWI AIRPORT, MD
                                                                            HOLIDAY INN LANCASTER EAST, PA
                                                        AMI OPERATING       HOLIDAY INN JEKYLL ISLAND, GA
                                                        PARTNERS, L.P.
                                    (*ON ENTIRE LOAN
                                    UNTIL RENOVATIONS    ISLAND MOTEL
                                      COMPLETE, AND    ENTERPRISES, INC.
                                       FOREVER ON
                                      $10,000,000)      PENMOCO, INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
 ATLANTA-BOSTON LODGING, L.L.C.            NO                N/A                 COMFORT INN, REVERE          FIRST UNION
                                                                                                               NATIONAL
                                                                                                                 BANK
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
          LODGIAN, INC.
                                           YES               N/A                         N/A                    CRESTS
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     MACON HOTEL ASSOCIATES                NO                N/A                 MACON CROWNE PLAZA               IBM
                                                                                                              RETIREMENT
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     MACON HOTEL ASSOCIATES                NO                N/A                 MACON CROWNE PLAZA          FIDELITY REAL
                                                                                                                ESTATE
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     MACON HOTEL ASSOCIATES                NO                N/A                 MACON CROWNE PLAZA           HOSPITALITY
                                                                                                               CORP. OF
                                                                                                                MACON
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
DEDHAM LODGING ASSOCIATES I, L.P.          NO                N/A              RESIDENCE INN DEDHAM, MA        BANKBOSTON,
                                                                                                                 N.A.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
LITTLE ROCK LODGING ASSOCIATES I, L.P.     NO                N/A            RESIDENCE INN LITTLE ROCK, AK      BANK ONE,
                                                                                                              LOUISIANA,
                                                                                                                 N.A.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------


            BORROWER                         MAXIMUM           AMOUNT             UNFUNDED
                                             AMOUNT          OUTSTANDING         COMMITMENT

------------------------------------     ---------------  -----------------  ------------------
       ALBANY HOTEL, INC.
        APICO HILLS, INC.                 $265,000,000      $265,000,000           $0.00
 APICO INNS OF GREEN TREE, INC.
 APICO INNS OF PITTSBURGH, INC.
BRUNSWICK MOTEL ENTERPRISES, INC.
  DOTHAN HOSPITALITY 3053, INC.
  DOTHAN HOSPITALITY 3071, INC.
FAYETTEVILLE MOTEL ENTERPRISES, INC.
    GADSDEN HOSPITALITY, INC.
 SERVICO CENTER ASSOCIATES, LTD.
MINNEAPOLIS MOTEL ENTERPRISES, INC.
   NH MOTEL ENTERPRISES, INC.
      SERVICO AUSTIN, INC.
   SERVICO CEDAR RAPIDS, INC.
    SERVICO COLESVILLE, INC.
     SERVICO COLUMBIA, INC.
     SERVICO FLAGSTAFF, INC.
    SERVICO FT. PIERCE, INC.
   SERVICO GRAND ISLAND, INC.
    SERVICO HILTON HEAD, INC.
      SERVICO HOUSTON, INC.
     SERVICO JAMESTOWN, INC.
      SERVICO WINDSOR, INC.
   SERVICO MARKET CENTER, INC.
     SERVICO MARYLAND, INC.
     SERVICO METAIRIE, INC.
     SERVICO NEW YORK, INC.
   SERVICO NIAGARA FALLS, INC.
    SERVICO NORTHWOODS, INC.
     SERVICO PENSACOLA, INC.
  SERVICO PENSACOLA 7200, INC.
  SERVICO PENSACOLA 7330, INC.
  SERVICO ROLLING MEADOWS, INC.
     SERVICO ROSEVILLE, INC.
  SERVICO WEST PALM BEACH, INC.
   SERVICO WINTER HAVEN, INC.
---------------------------------  ----  ---------------  -----------------  ------------------
SHEFFIELD MOTEL ENTERPRISES, INC.         $265,000,000      $265,000,000           $0.00
   SERVICO SILVER SPRING, INC.
  AMI OPERATING PARTNERS, L.P.























---------------------------------  ----  ---------------  -----------------  ------------------
      SERVICO CONCORD, INC.
  AMI OPERATING PARTNERS, L.P.             $72,000,000       $72,000,000           $0.00
 ISLAND MOTEL ENTERPRISES, INC.
          PENMOCO, INC.








---------------------------------  ----  ---------------  -----------------  ------------------
 ATLANTA-BOSTON LODGING, L.L.C.                N/A           $3,551,000            $0.00


---------------------------------  ----  ---------------  -----------------  ------------------
          LODGIAN, INC.
                                          $175,000,000      $175,000,000           $0.00
---------------------------------  ----  ---------------  -----------------  ------------------
     MACON HOTEL ASSOCIATES                    N/A           $1,662, 500           $0.00

---------------------------------  ----  ---------------  -----------------  ------------------
     MACON HOTEL ASSOCIATES                    N/A           $2,712,500            $0.00

---------------------------------  ----  ---------------  -----------------  ------------------
     MACON HOTEL ASSOCIATES                    N/A           $8,000,000            $0.00


---------------------------------  ----  ---------------  -----------------  ------------------
DEDHAM LODGING ASSOCIATES I, L.P.              N/A           $5,575,000            $0.00

---------------------------------  ----  ---------------  -----------------  ------------------
LITTLE ROCK LODGING ASSOCIATES I, L.P.         N/A           $5,716,881            $0.00


---------------------------------  ----  ---------------  -----------------  ------------------

            BORROWER                    RECOURSE          GUARANTOR                  COLLATERAL                 LENDER
                                           TO
                                        BORROWER

---------------------------------  ------------------- ----------------  ----------------------------------- -------------

                                                                            COMFORT INN, SAN ANTONIO, TX
     IMPAC HOTELS I, L.L.C.                                                 COMFORT SUITES GREENVILLE, SC
                                           NO            IMPAC HOTEL           COURTYARD BUCKHEAD, GA           NOMURA
                                                        GROUP, L.L.C.           COURTYARD ABILENE, TX            ASSET
                                                                               COURTYARD FLORENCE, KY           CAPITAL
                                                         (PERFORMANCE         COURTYARD BENTONVILLE, AR       CORPORATION
                                                        AND COMPLETION    DOUBLE TREE CLUB PHILADELPHIA, PA
                                                          GUARANTY)        DOUBLE TREE CLUB LOUISVILLE, KY
                                                                        FRENCH QUARTER SUITES MEMPHIS, TN
                                                                           FAIRFIELD INN VALDOSTA, GA
                                                                            HOLIDAY INN VALDOSTA, GA
                                                                           HOLIDAY INN SELECT IRVING, TX
                                                                          HOLIDAY INN BIRMINGHAM, AL
                                                                           HOLIDAY INN SUITES MARIETTA, GA
                                                                        HOLIDAY INN SUNSPREE MYRTLE BEACH, SC
                                                                         HOLIDAY INN EXPRESS NASHVILLE, TN
                                                                          HOLIDAY INN ST. LOUIS NORTH, MO
                                                                           HOLIDAY INN ST. LOUIS WEST, MO
                                                                           HOLIDAY INN SELECT CLEVELAND, OH
                                                                             SUPER 8 MOTEL HAZARD, KY
                                                                          SUPER 8 MOTEL PRESTONSBURG, KY
                                                                            COURTYARD PADUCAH, KY

--------------    -------------------  ------------------- ----------------  ----------------------------------- ---------------
                                                                             HOLIDAY INN CLARKSBURG, WV
                                                                             HOLIDAY INN MORGANTOWN, WV
     IMPAC HOTELS II, L.L.C.               NO            IMPAC HOTEL          HOLIDAY INN FAIRMONT, WV           NOMURA
                                                        GROUP, L.L.C.         HOLIDAY INN FLORENCE, KY           ASSET
                                                                              HOLIDAY INN SYRACUSE, NY          CAPITAL
                                                         (PERFORMANCE   5 HOLIDAY INN SELECTS WILSONVILLE, OR  CORPORATION
                                                        AND COMPLETION        4 HOLIDAY INNS BOISE, ID
                                                          GUARANTY)            HOLIDAY INN MEMPHIS, TN
                                                                            HOLIDAY INN CINCINNATI, OH
                                                                           HOLIDAY INN FORT MITCHELL, KY
                                                                          DOUBLE TREE CLUB HOLLYWOOD, CA
                                                                               COURTYARD TULSA, OK
                                                                           HOLIDAY INN NORTH MIAMI, FL
                                                                            HOLIDAY INN HAMBURG, NY
                                                                           HOLIDAY INN RIVERSIDE, CA
                                                                       MAYFAIR HOTEL COCONUT GROVE, FL
                                                                               MARRIOTT DENVER, CO
                                                                               MARRIOTT PORTLAND, OR

---------------------------------  ------------------- ----------------  ----------------------------------- -------------
                                                                            RESIDENCE INN LITTLE ROCK, AR
                                                                              RESIDENCE INN DEDHAM, MA
    IMPAC HOTELS III, L.L.C.               NO            IMPAC HOTEL           COURTYARD LAFAYETTE, LA          NOMURA
                                                        GROUP, L.L.C.         HOLIDAY INN ANCHORAGE, AK          ASSET
                                                                           4 FAIRFIELD INNS MERRIMACK, NH       CAPITAL
                                                         (PERFORMANCE         FAIRFIELD INN JACKSON, TN       CORPORATION
                                                        AND COMPLETION        FAIRFIELD INN AUGUSTA, GA
                                                          GUARANTY)         FAIRFIELD INN BURLINGTON, VT
                                                                           4 FAIRFIELD INNS RIO RANCHO, NM
                                                                               COURTYARD LIVERMORE, CA
                                                                            HILTON GARDEN LAKE OSWEGO, NY
                                                                             COMFORT INN BOSTON, MA

---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     SERVICO HOTELS I, INC.                NO          SERVICO, INC. (AS    HOLIDAY INN WEST PHOENIX, AZ        COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     SERVICO HOTELS II, INC.               NO          SERVICO, INC.(AS      RADISSON HOTEL PHOENIX, AZ         COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
EAST WASHINGTON ASSOCIATES, L.P.           NO          SERVICO, INC.(AS      HOLIDAY INN SELECT AIRPORT         COLUMN
                                                       TO NON-RECOURSE           PHOENIX, AZ                  FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
    SERVICO HOTELS III, INC.               NO          SERVICO, INC.(AS      HOLIDAY INN PALM DESERT, CA        COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
      SERVICO FRISCO, INC.                 NO          SERVICO, INC.(AS        HOLIDAY INN FRISCO, CO           LEHMAN
                                                       TO NON-RECOURSE                                         BROTHERS
                                                       CARVE OUTS ONLY.)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
MELBOURNE HOSPITALITY ASSOCIATES,          NO          SERVICO, INC.(AS       HOLIDAY INN MELBOURNE, FL         LEHMAN
              L.P.                                     TO NON-RECOURSE                                         BROTHERS
                                                       CARVE OUTS ONLY.)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     1075 HOSPITALITY, L.P.                NO          SERVICO, INC.(AS                                          GMAC
                                                       TO NON-RECOURSE         HOLIDAY INN AUGUSTA, GA        COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
 KINSER MOTEL ENTERPRISES, INC.            YES               N/A             HOLIDAY INN BLOOMINGTON, IN         LOCAL
                                                                                                                FEDERAL
                                                                                                                 BANK
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
    SERVICO FORT WAYNE, INC.               NO          SERVICO, INC.(AS         HILTON FORT WAYNE, IN           COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.

---------------------------------  ------------------- ----------------  ----------------------------------- -------------
FORT WAYNE HOSPITALITY ASSOCIATES II,      NO          SERVICO, INC.(AS  HOLIDAY INN & SUITES FORT WAYNE, IN    LEHMAN
              L.P.                                     TO NON-RECOURSE                                         BROTHERS
                                                       CARVE OUTS ONLY.)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
    NEW ORLEANS AIRPORT MOTEL              NO          SERVICO, INC.(AS    RADISSON HOTEL NEW ORLEANS, LA       COLUMN
        ASSOCIATES, L.P.                               TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
                                           NO          SERVICO, INC.(AS                                          GMAC
  SIOUX CITY HOSPITALITY, L.P.                         TO NON-RECOURSE        HILTON INN SIOUX CITY, IA       COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
                                           NO          SERVICO, INC.(AS                                          GMAC
  SERVICO COUNCIL BLUFFS, INC.                         TO NON-RECOURSE     BEST WESTERN COUNCIL BLUFFS, IA    COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
                                                       SERVICO, INC.(AS                                          GMAC
  SERVICO WEST DES MOINES, INC.            NO          TO NON-RECOURSE     FOUR POINTS WEST DES MOINES, IA    COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
   MANHATTAN HOSPITALITY, L.P.             NO           SERVICO, INC.         HOLIDAY INN MANHATTAN, KS         CITY OF
                                                         (LIMITED TO                                           MANHATTAN
                                                          $695,300)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
   LAWRENCE HOSPITALITY, L.P.              NO           SERVICO, INC.         HOLIDAY INN LAWRENCE, KS          CITY OF
                                                         (LIMITED TO                                           LAWRENCE
                                                          $695,300)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
      SERVICO WICHITA, INC.                NO          SERVICO, INC.(AS                                          GMAC
                                                       TO NON-RECOURSE     HOLIDAY INN WICHITA AIRPORT, KS    COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
   SERVICO OMAHA CENTRAL, INC.             NO          SERVICO, INC.(AS                                          GMAC
                                                       TO NON-RECOURSE     BEST WESTERN CENTRAL OMAHA, NE     COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
       SERVICO OMAHA, INC.                 NO          SERVICO, INC.(AS                                          GMAC
                                                       TO NON-RECOURSE          FOUR POINTS OMAHA, NE         COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
WORCESTER HOSPITALITY ASSOCIATES, L.P.     NO          SERVICO, INC.(AS      CROWNE PLAZA WORCESTER, MA         LEHMAN
                                                       TO NON-RECOURSE                                         BROTHERS
                                                       CARVE OUTS ONLY.)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
     SERVICO HOTELS IV, INC.               NO          SERVICO, INC.(AS       HOLIDAY INN SANTA FE, NM          COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
  BRECKSVILLE HOSPITALITY, L.P.            NO          SERVICO, INC.(AS                                          GMAC
                                                       TO NON-RECOURSE        HOLIDAY INN RICHFIELD, OH       COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
 APICO INNS OF PITTSBURGH, INC.            NO          SERVICO, INC.(AS     HOLIDAY INN MONROEVILLE, PA        LEHMAN
                                                       TO NON-RECOURSE                                         BROTHERS
                                                       CARVE OUTS ONLY.)
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
    MOON AIRPORT MOTEL, INC.               NO          SERVICO, INC.(AS     CLARION-ROYCE PITTSBURGH, PA        COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
      MCKNIGHT MOTEL, INC.                 NO          SERVICO, INC.(AS     HOLIDAY INN MCKNIGHT ROAD, PA       COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
          WILPEN, INC.                     NO          SERVICO, INC.(AS     WESTIN WILLIAM PENN HOTEL, PA       COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
WASHINGTON MOTEL ENTERPRISES, INC.         NO          SERVICO, INC.(AS      HOLIDAY INN MEADOWLANDS, PA        COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
    SAGINAW HOSPITALITY, L.P.              NO          SERVICO, INC.(AS       CROWNE PLAZA SAGINAW, MI          SAGINAW
                                                       TO NON-RECOURSE                                           HOTEL
                                                       CARVE OUTS ONLY.)                                       INVESTORS
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
      SERVICO LANSING, INC.                NO          SERVICO, INC.(AS                                          GMAC
                                                       TO NON-RECOURSE      HOLIDAY INN WEST LANSING, MI      COMMERCIAL
                                                       CARVE OUTS ONLY.)                                       MORTGAGE
                                                                                                                 CORP.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
HILTON HEAD MOTEL ENTERPRISES, INC.        NO          SERVICO, INC.(AS      HOLIDAY INN HILTON HEAD, SC        COLUMN
                                                       TO NON-RECOURSE                                        FINANCIAL,
                                                       CARVE OUTS ONLY.)                                         INC.
---------------------------------  ------------------- ----------------  ----------------------------------- -------------
RALEIGH-DOWNTOWN ENTERPRISES, INC.         YES               N/A          HOLIDAY INN RALEIGH DOWNTOWN, NC    CREST MOTEL


---------------------------------  ------------------- ----------------  ----------------------------------- -------------


            BORROWER                      MAXIMUM         AMOUNT             UNFUNDED
                                           AMOUNT       OUTSTANDING         COMMITMENT

---------------------------------     ------------  -----------------  ------------------


     IMPAC HOTELS I, L.L.C.
                                         N/A          $132,459,000           $0.00




















--------------    -------------------  ---------------  -----------------  --------------


     IMPAC HOTELS II, L.L.C.        $163,500,000      $152,595,672        $10,904,328
















---------------------------------  ---------------  -----------------  ------------------
                                      ORIGINAL
                                    AMOUNT UP TO
    IMPAC HOTELS III, L.L.C.        $100,000,000       $35,353,044        $33,746,956
                                    ($69 MILLION
                                    APPROVED AND
                                      TIME FOR
                                     APPROVAL OF
                                     ADVANCES IN
                                    EXCESS OF $69
                                     MILLION HAS
                                      EXPIRED)


---------------------------------  ---------------  -----------------  ------------------
     SERVICO HOTELS I, INC.
                                         N/A           $4,410,165            $0.00

---------------------------------  ---------------  -----------------  ------------------
     SERVICO HOTELS II, INC.             N/A           $2,439,665            $0.00


---------------------------------  ---------------  -----------------  ------------------
EAST WASHINGTON ASSOCIATES, L.P.         N/A           $10,314,252           $0.00


---------------------------------  ---------------  -----------------  ------------------
    SERVICO HOTELS III, INC.             N/A           $1,782,832            $0.00


---------------------------------  ---------------  -----------------  ------------------
      SERVICO FRISCO, INC.               N/A           $5,077,070            $0.00


---------------------------------  ---------------  -----------------  ------------------
MELBOURNE HOSPITALITY ASSOCIATES,        N/A           $5,525,365            $0.00
              L.P.

---------------------------------  ---------------  -----------------  ------------------
     1075 HOSPITALITY, L.P.
                                         N/A           $3,811,296            $0.00


---------------------------------  ---------------  -----------------  ------------------
 KINSER MOTEL ENTERPRISES, INC.          N/A           $3,818,138            $0.00


---------------------------------  ---------------  -----------------  ------------------
    SERVICO FORT WAYNE, INC.             N/A           $5,442,330            $0.00



---------------------------------  ---------------  -----------------  ------------------
FORT WAYNE HOSPITALITY ASSOCIATES I      N/A           $1,874,678            $0.00
              L.P.

---------------------------------  ---------------  -----------------  ------------------
    NEW ORLEANS AIRPORT MOTEL            N/A           $4,973,164            $0.00
        ASSOCIATES, L.P.

---------------------------------  ---------------  -----------------  ------------------

  SIOUX CITY HOSPITALITY, L.P.           N/A           $5,654,543            $0.00


---------------------------------  ---------------  -----------------  ------------------

  SERVICO COUNCIL BLUFFS, INC.           N/A           $1,531,708            $0.00


---------------------------------  ---------------  -----------------  ------------------

  SERVICO WEST DES MOINES, INC.          N/A           $2,994,905            $0.00


---------------------------------  ---------------  -----------------  ------------------
   MANHATTAN HOSPITALITY, L.P.           N/A           $6,470,000            $0.00


---------------------------------  ---------------  -----------------  ------------------
   LAWRENCE HOSPITALITY, L.P.            N/A           $6,470,000            $0.00


---------------------------------  ---------------  -----------------  ------------------
      SERVICO WICHITA, INC.
                                         N/A           $4,771,294            $0.00


---------------------------------  ---------------  -----------------  ------------------
   SERVICO OMAHA CENTRAL, INC.
                                         N/A           $4,800,656            $0.00


---------------------------------  ---------------  -----------------  ------------------
       SERVICO OMAHA, INC.
                                         N/A           $2,383,200            $0.00


---------------------------------  ---------------  -----------------  ------------------
WORCESTER HOSPITALITY ASSOCIATES, L      N/A           $7,590,959            $0.00


---------------------------------  ---------------  -----------------  ------------------
     SERVICO HOTELS IV, INC.             N/A           $5,442,330            $0.00


---------------------------------  ---------------  -----------------  ------------------
  BRECKSVILLE HOSPITALITY, L.P.
                                         N/A           $2,928,074            $0.00


---------------------------------  ---------------  -----------------  ------------------
 APICO INNS OF PITTSBURGH, INC.          N/A           $5,010,951            $0.00


---------------------------------  ---------------  -----------------  ------------------
    MOON AIRPORT MOTEL, INC.             N/A           $3,377,998            $0.00


---------------------------------  ---------------  -----------------  ------------------
      MCKNIGHT MOTEL, INC.               N/A           $3,663,554            $0.00


---------------------------------  ---------------  -----------------  ------------------
          WILPEN, INC.                   N/A           $17,640,657           $0.00


---------------------------------  ---------------  -----------------  ------------------
WASHINGTON MOTEL ENTERPRISES, INC.       N/A           $3,940,998            $0.00


---------------------------------  ---------------  -----------------  ------------------
    SAGINAW HOSPITALITY, L.P.            N/A           $2,043,934            $0.00


---------------------------------  ---------------  -----------------  ------------------
      SERVICO LANSING, INC.
                                         N/A           $5,555,228            $0.00


---------------------------------  ---------------  -----------------  ------------------
HILTON HEAD MOTEL ENTERPRISES, INC.      N/A           $7,318,996            $0.00


---------------------------------  ---------------  -----------------  ------------------
RALEIGH-DOWNTOWN ENTERPRISES, INC.       N/A           $2,107,129             N/A
                                                     (CAPITAL LEASE
                                                       OBLIGATION)
---------------------------------  ---------------  -----------------  ------------------



BORROWER                        LOCATION                  RECOURSE        GUARANTOR         COLLATERAL          LENDER
                                                             TO
                                                          BORROWER
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
                       HOLIDAY INN SHEFFIELD, AL
  SERVICO, INC.           RADISSON PHOENIX, AZ
                      HOWARD JOHNSON FLAGSTAFF, AZ           YES             N/A              MISC.             CHARTER
                      HOLIDAY INN PALM DESERT, CA                                              FF&E         FINANCIAL, INC.
                     OMNI HOTEL WEST PALM BEACH, FL
                       HOLIDAY INN MELBOURNE, FL
                     HOLIDAY INN JEKYLL ISLAND, GA
                      HOLIDAY INN BLOOMINGTON, IN
                         FORT WAYNE HILTON, IN
                       HOLIDAY INN FORT WAYNE, IN
                        RADISSON NEW ORLEANS, LA
                       QUALITY HOTEL METAIRIE, LA
                        HOLIDAY INN ST. PAUL, MN
                         OMNI ALBANY HOTEL, NY
                      HOLIDAY INN FAYETTEVILLE, NC
                        HOLIDAY INN RALEIGH, NC
                     HOWARD JOHNSON PITTSBURGH, PA
                       HOLIDAY INN GREENTREE, PA
                        CLARION-ROYCE HOTEL, PA
                      HOLIDAY INN MEADOWLANDS, PA
                      HOLIDAY INN HILTON HEAD, SC
                         HOLIDAY INN LAREDO, TX
                         HOLIDAY INN AUSTIN, TX
                         HOLIDAY INN DOTHAN, AL
                      HOLIDAY INN PHOENIX WEST, AZ
  SERVICO, INC.   HOLIDAY INN PHOENIX AIRPORT EAST, AZ       YES             N/A              MISC.           LYON CREDIT
     SERVICO          HOLIDAY INN PALM DESERT, CA                                              FF&E
   MANAGEMENT      HOLIDAY INN EXPRESS PENSACOLA, FL
      CORP.         HOLIDAY INN UNIVERSITY MALL, FL
                       HOLIDAY INN MELBOURNE, FL
                   HOLIDAY INN EXPRESS FT. PIERCE, FL
                     HOLIDAY INN JEKYLL ISLAND, GA
                        HOLIDAY INN AUGUSTA, GA
                      HOLIDAY INN BLOOMINGTON, IN
                       HOLIDAY INN FORT WAYNE, IN
                       DAYS INN SILVER SPRING, MD
                      CROWNE PLAZA SIOUX CITY, IA
                        HOLIDAY INN ST. PAUL, MN
                       HOLIDAY INN MANHATTAN, KA
                        HOLIDAY INN LAWRENCE, KA
                       CROWNE PLAZA WORCESTER, MA
                        HOLIDAY INN SANTA FE, NM
                         OMNI ALBANY HOTEL, NY
                      HOLIDAY INN FAYETTEVILLE, NC
                       HOLIDAY INN RICHFIELD, OH
                      HOLIDAY INN MONROEVILLE, PA
                       HOLIDAY INN GREENTREE, PA
                      HOLIDAY INN PARKWAY EAST, PA
                        CLARION-ROYCE HOTEL, PA
                        HOLIDAY INN MCKNIGHT, PA
                      HOLIDAY INN MEADOWLANDS, PA
                         NORTHFIELD HILTON, MI
                        CROWNE PLAZA SAGINAW, MI
                      HOLIDAY INN HILTON HEAD, SC
                      FOUR POINTS HILTON HEAD, SC
                         HOLIDAY INN LAREDO, TX
                         HOLIDAY INN AUSTIN, TX
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
                         HOLIDAY INN DOTHAN, AL
     SERVICO             HAMPTON INN DOTHAN, AL
   MANAGEMENT           HOLIDAY INN GADSDEN, AL              YES             N/A              MISC.            FINANCIAL
      CORP.           HOWARD JOHNSON FLAGSTAFF AZ,                                             FF&E            MARKETING
                  HOLIDAY INN PHOENIX AIRPORT EAST, AZ                                                      SERVICES, INC.
                      HOLIDAY INN PALM DESERT, CA
                        OFFICE BUILDING & HOTEL
                       HOLIDAY INN MELBOURNE, FL
                      HOLIDAY INN BLOOMINGTON, IN
                        RADISSON NEW ORLEANS, LA
                        HOLIDAY INN ST. PAUL, MN
                       CROWNE PLAZA WORCESTER, MA
                         OMNI ALBANY HOTEL, NY
                       HOLIDAY INN GREENTREE, PA
                        CLARION-ROYCE HOTEL, PA
                        HOLIDAY INN MCKNIGHT, PA
                         HOLIDAY INN AUSTIN, TX
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
                       HOLIDAY INN SHEFFIELD, AL
                        HOLIDAY INN GADSDEN, AL
  SERVICO, INC.       HOLIDAY INN PHOENIX WEST, AZ           YES             N/A              MISC.              GELCO
                          RADISSON PHOENIX, AZ                                                 FF&E        CORPORATION D/B/A
     SERVICO         OMNI HOTEL WEST PALM BEACH, FL                                                        GE CAPITAL FLEET
   MANAGEMENT          HOLIDAY INN MELBOURNE, FL                                                               SERVICES
      CORP.           HOLIDAY INN BLOOMINGTON, IN
                          FT. WAYNE HILTON, IN
                        RADISSON NEW ORLEANS, LA
                      CROWNE PLAZA SIOUX CITY, IA
                    BEST WESTERN COUNCIL BLUFFS, IA
                    FOUR POINTS WEST DES MOINES, IA
                        HOLIDAY INN LAWRENCE, KA
                        HOLIDAY INN WICHITA, KA
                     BEST WESTERN CENTRAL OMAHA, NE
                         FOUR POINTS OMAHA, NE
                      HOLIDAY INN FAYETTEVILLE, NC
                      HOLIDAY INN HILTON HEAD, SC
                             WESTERN REGION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
 BRUNSWICK MOTEL       HOLIDAY INN BRUNSWICK, GA             YES             N/A              MISC.        TELERENT LEASING
ENTERPRISES, INC.                                                                              FF&E           CORPORATION
  SERVICO, INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
       KDS             QUALITY HOTEL METAIRIE, LA            YES             N/A              MISC.        TELERENT LEASING
   CORPORATION                                                                                 FF&E           CORPORATION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
       KDS               HOLIDAY INN AUSTIN, TX              YES             N/A              MISC.        TELERENT LEASING
  CORPORATION                                                                                  FF&E           CORPORATION

  SERVICO, INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
 SHEFFIELD MOTEL       HOLIDAY INN SHEFFIELD, AL             YES             N/A              MISC.        TELERENT LEASING
ENTERPRISES, INC.                                                                              FF&E           CORPORATION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO      HOLIDAY INN PHOENIX AIRPORT EAST, AZ       YES             N/A              MISC.        TELERENT LEASING
   MANAGEMENT                                                                                  FF&E           CORPORATION
 CORP. AS AGENT
    FOR EAST
   WASHINGTON
HOSPITALITY, L.P.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO           HOLIDAY INN FORT WAYNE, IN            YES             N/A              MISC.        TELERENT LEASING
   MANAGEMENT                                                                                  FF&E           CORPORATION
 CORP. AS AGENT
 FOR FORT WAYNE
   HOSPITALITY
 ASSOCIATES II,
      L.P.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO           CROWNE PLAZA WORCESTER, MA            YES             N/A              MISC.        TELERENT LEASING
   MANAGEMENT                                                                                  FF&E           CORPORATION
 CORP. AS AGENT
  FOR WORCESTER
   HOSPITALITY
ASSOCIATES, L.P.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
  APICO INNS OF       HOLIDAY INN MONROEVILLE, PA            YES             N/A              MISC.        TELERENT LEASING
PITTSBURGH, INC.                                                                               FF&E           CORPORATION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
APICO HILLS, INC.     HOLIDAY INN PARKWAY EAST, PA           YES             N/A              MISC.        TELERENT LEASING
                                                                                               FF&E           CORPORATION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO            HOLIDAY INN MCKNIGHT, PA             YES             N/A              MISC.        TELERENT LEASING
   MANAGEMENT                                                                                  FF&E           CORPORATION
 CORP. AS AGENT
 FOR SOUTHFIELD
 HOTEL GROUP II,
      L.P.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO          BEST WESTERN CHARLESTON, SC            YES             N/A              MISC.        TELERENT LEASING
NORTHWOODS, INC.                                                                               FF&E           CORPORATION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
 SHEFFIELD MOTEL       HOLIDAY INN SHEFFIELD, AL             YES             N/A              MISC.              M&SD
ENTERPRISES, INC.                                                                              FF&E

  SERVICO FORT            FT. WAYNE HILTON, IN
   WAYNE, INC.

SERVICO METAIRIE,      QUALITY HOTEL METAIRIE, LA
      INC.

   MINNEAPOLIS          HOLIDAY INN ST. PAUL, MN
      MOTEL
ENTERPRISES, INC.

     RALEIGH            HOLIDAY INN RALEIGH, NC
    DOWNTOWN
ENTERPRISES, INC.

  APICO INNS OF        HOLIDAY INN GREENTREE, PA
 GREENTREE, INC.

APICO HILLS, INC.     HOLIDAY INN PARKWAY EAST, PA

  MOON AIRPORT          CLARION-ROYCE HOTEL, PA
   MOTEL, INC.

     SERVICO            HOLIDAY INN MCKNIGHT, PA
   MANAGEMENT
 CORP. AS AGENT
 FOR SOUTHFIELD
 HOTEL GROUP II,
      L.P.

    NH MOTEL             NORTHFIELD HILTON, MI
ENTERPRISES, INC.

 SERVICO AUSTIN,         HOLIDAY INN AUSTIN, TX
      INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO           HOLIDAY INN FORT WAYNE, IN            YES             N/A              MISC.            SANLYN &
   MANAGEMENT                                                                                  FF&E           ASSOCIATES
 CORP. AS AGENT
 FOR FORT WAYNE
   HOSPITALITY
 ASSOCIATES II,
      L.P.

     SERVICO         CROWNE PLAZA WORCESTER, MA (2)
   MANAGEMENT
 CORP. AS AGENT
  FOR WORCESTER
   HOSPITALITY
ASSOCIATES, L.P.

    NH MOTEL             NORTHFIELD HILTON, MI
ENTERPRISES, INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
  KINSER MOTEL        HOLIDAY INN BLOOMINGTON, IN            YES             N/A              MISC.         MULTI-SYSTEMS,
ENTERPRISES, INC.                                                                              FF&E              INC.

  SERVICO FORT            FT. WAYNE HILTON, IN
   WAYNE, INC.

  APICO INNS OF        HOLIDAY INN GREENTREE, PA
 GREENTREE, INC.

   WASHINGTON         HOLIDAY INN MEADOWLANDS, PA
      MOTEL
ENTERPRISES, INC.

     SERVICO          BEST WESTERN CHARLESTON, SC
NORTHWOODS, INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
   MINNEAPOLIS          HOLIDAY INN ST. PAUL, MN             YES             N/A              MISC.         METLIFE CAPITAL
      MOTEL                                                                                    FF&E
ENTERPRISES, INC.

     RALEIGH            HOLIDAY INN RALEIGH, NC
    DOWNTOWN
ENTERPRISES, INC.

  APICO INNS OF       HOLIDAY INN MONROEVILLE, PA
PITTSBURGH, INC.

   WASHINGTON         HOLIDAY INN MEADOWLANDS, PA
      MOTEL
ENTERPRISES, INC.

 SERVICO AUSTIN,         HOLIDAY INN AUSTIN, TX
      INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
  WILPEN, INC.          WESTIN WILLIAM PENN, PA              YES             N/A              MISC.        HELLER FINANCIAL
                                                                                               FF&E
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
     SERVICO           HOLIDAY INN FORT WAYNE, IN            YES             N/A              MISC.          PRIME LEASING
   MANAGEMENT                                                                                  FF&E
 CORP. AS AGENT
 FOR FORT WAYNE
   HOSPITALITY
 ASSOCIATES II,
      L.P.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
 SERVICO HOTELS       HOLIDAY INN PALM DESERT, CA            YES             N/A              MISC.              GIAC
    III, INC.                                                                                  FF&E

 SERVICO HOTELS         HOLIDAY INN SANTA FE, NM
    IV, INC.

  APICO INNS OF       HOLIDAY INN MONROEVILLE, PA
PITTSBURGH, INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
  APICO INNS OF      HOWARD JOHNSON PITTSBURGH, PA           YES             N/A              MISC.             MODERN
  PENNSYLVANIA,                                                                                FF&E           COLLECTION
      INC.                                                                                                    ASSOCIATION
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
  WILPEN, INC.          WESTIN WILLIAM PENN, PA              YES             N/A              MISC.              NTFC
                                                                                               FF&E
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------
   WASHINGTON         HOLIDAY INN MEADOWLANDS, PA            YES             N/A              MISC.           DOLLAR BANK
      MOTEL                                                                                    FF&E             LEASING
ENTERPRISES, INC.
----------------- ------------------------------------ --------------- ---------------- ------------------ -----------------

                       AMOUNT             UNFUNDED
BORROWER             OUTSTANDING         COMMITMENT

----------------  ------------------ ------------------
 Servico, Inc.         $507,577            $0.00






















  SERVICO, INC.        $893,751            $0.00
     SERVICO
   MANAGEMENT
      CORP.




























----------------- ------------------ ------------------

     SERVICO
   MANAGEMENT          $225,311            $0.00
      CORP.













----------------- ------------------ ------------------


  SERVICO, INC.        $96,840             $0.00

     SERVICO
   MANAGEMENT
      CORP.












----------------- ------------------ ------------------
 BRUNSWICK MOTEL       $21,531             $0.00
ENTERPRISES, INC.
  SERVICO, INC.
----------------- ------------------ ------------------
       KDS             $36,104             $0.00
   CORPORATION
----------------- ------------------ ------------------
       KDS             $37,750             $0.00
  CORPORATION

  SERVICO, INC.
----------------- ------------------ ------------------
 SHEFFIELD MOTEL       $32,063             $0.00
ENTERPRISES, INC.
----------------- ------------------ ------------------
     SERVICO           $50,508             $0.00
   MANAGEMENT
 CORP. AS AGENT
    FOR EAST
   WASHINGTON
HOSPITALITY, L.P.
----------------- ------------------ ------------------
     SERVICO           $76,061             $0.00
   MANAGEMENT
 CORP. AS AGENT
 FOR FORT WAYNE
   HOSPITALITY
 ASSOCIATES II,
      L.P.
----------------- ------------------ ------------------
     SERVICO           $43,869             $0.00
   MANAGEMENT
 CORP. AS AGENT
  FOR WORCESTER
   HOSPITALITY
ASSOCIATES, L.P.
----------------- ------------------ ------------------
  APICO INNS OF        $68,495             $0.00
PITTSBURGH, INC.
----------------- ------------------ ------------------
APICO HILLS, INC.       $4,578             $0.00

----------------- ------------------ ------------------
     SERVICO           $39,747             $0.00
   MANAGEMENT
 CORP. AS AGENT
 FOR SOUTHFIELD
 HOTEL GROUP II,
      L.P.
----------------- ------------------ ------------------
     SERVICO            $2,458             $0.00
NORTHWOODS, INC.
----------------- ------------------ ------------------
 SHEFFIELD MOTEL       $233,642            $0.00
ENTERPRISES, INC.

  SERVICO FORT
   WAYNE, INC.

SERVICO METAIRIE,
      INC.

   MINNEAPOLIS
      MOTEL
ENTERPRISES, INC.

     RALEIGH
    DOWNTOWN
ENTERPRISES, INC.

  APICO INNS OF
 GREENTREE, INC.

APICO HILLS, INC.

  MOON AIRPORT
   MOTEL, INC.

     SERVICO
   MANAGEMENT
 CORP. AS AGENT
 FOR SOUTHFIELD
 HOTEL GROUP II,
      L.P.

    NH MOTEL
ENTERPRISES, INC.

 SERVICO AUSTIN,
      INC.
----------------- ------------------ ------------------
     SERVICO           $57,599             $0.00
   MANAGEMENT
 CORP. AS AGENT
 FOR FORT WAYNE
   HOSPITALITY
 ASSOCIATES II,
      L.P.

     SERVICO
   MANAGEMENT
 CORP. AS AGENT
  FOR WORCESTER
   HOSPITALITY
ASSOCIATES, L.P.

    NH MOTEL
ENTERPRISES, INC.
----------------- ------------------ ------------------
  KINSER MOTEL         $23,850             $0.00
ENTERPRISES, INC.

  SERVICO FORT
   WAYNE, INC.

  APICO INNS OF
 GREENTREE, INC.

   WASHINGTON
      MOTEL
ENTERPRISES, INC.

     SERVICO
NORTHWOODS, INC.
----------------- ------------------ ------------------
   MINNEAPOLIS         $248,613            $0.00
      MOTEL
ENTERPRISES, INC.

     RALEIGH
    DOWNTOWN
ENTERPRISES, INC.

  APICO INNS OF
PITTSBURGH, INC.

   WASHINGTON
      MOTEL
ENTERPRISES, INC.

 SERVICO AUSTIN,
      INC.
----------------- ------------------ ------------------
  WILPEN, INC.         $62,631             $0.00

----------------- ------------------ ------------------
     SERVICO           $227,608            $0.00
   MANAGEMENT
 CORP. AS AGENT
 FOR FORT WAYNE
   HOSPITALITY
 ASSOCIATES II,
      L.P.
----------------- ------------------ ------------------
 SERVICO HOTELS         $1,427             $0.00
    III, INC.

 SERVICO HOTELS
    IV, INC.

  APICO INNS OF
PITTSBURGH, INC.
----------------- ------------------ ------------------
  APICO INNS OF          $282              $0.00
  PENNSYLVANIA,
      INC.
----------------- ------------------ ------------------
  WILPEN, INC.          $4,731             $0.00

----------------- ------------------ ------------------
   WASHINGTON           $1,622             $0.00
      MOTEL
ENTERPRISES, INC.
----------------- ------------------ ------------------



                        ADDITIONAL GUARANTEE OBLIGATIONS:

     4. Servico, Inc.  and  Lodgian,  Inc.  have   guaranteed  the  non-recourse
carve-outs in the existing non-recourse mortgage debt otherwise scheduled above and the Lehman debt extended to the European Venture.

     5. Servico, Inc. and Lodgian, Inc. have (and may in the future) provide(d) indemnities to title companies with respect to taxes and liens encumbering properties of the Borrower and other subsidiaries of Servico, Inc. and Lodgian, Inc. over which the title insurers have provided affirmative coverages.

                         ADDITIONAL DEBT TO BE INCURRED

     Servico, Inc. and Credit Lyon have been negotiating a $3,000,000 FF&E line of credit which is not yet in place.